Exhibit 10.1
CHESAPEAKE FUNDING LLC,
as Issuer
and
THE BANK OF NEW YORK MELLON,
as Indenture Trustee
SERIES 2009-1 INDENTURE SUPPLEMENT
dated as of June 9, 2009
to
AMENDED AND RESTATED BASE INDENTURE
dated as of December 17, 2008
$1,000,000,000
of
Floating Rate Asset Backed Investor Notes

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

-i-

EXHIBITS

Exhibit A-1:	Form of Restricted Global Investor Note
Exhibit A-2:	Form of Temporary Global Investor Note
Exhibit A-3:	Form of Permanent Global Investor Note
Exhibit B-1:	Form of Transfer Certificate
Exhibit B-2:	Form of Transfer Certificate
Exhibit B-3:	Form of Transfer Certificate
Exhibit B-4:	Form of Clearing System Certificate
Exhibit B-5:	Form of Certificate of Beneficial Ownership
Exhibit C:	Form of Monthly Settlement Statement
Exhibit D:	Form of Lease Rate Cap

-ii-

          SERIES 2009-1 SUPPLEMENT, dated as of June 9, 2009 (as amended, supplemented, restated or otherwise modified from time to time, this “Indenture Supplement”) between CHESAPEAKE FUNDING LLC, a special purpose limited liability company established under the laws of Delaware (the “Issuer”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, in its capacity as Indenture Trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008, between the Issuer and the Indenture Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Indenture Supplements creating new Series of Investor Notes, the “Base Indenture”).
PRELIMINARY STATEMENT
          WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into an Indenture Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Investor Notes.
          NOW, THEREFORE, the parties hereto agree as follows:
DESIGNATION
          There is hereby created a Series of Investor Notes to be issued pursuant to the Base Indenture and this Indenture Supplement and such Series of Investor Notes shall be designated generally as Series 2009-1 Floating Rate Asset Backed Investor Notes.
          The Series 2009-1 Floating Rate Asset Backed Investor Notes shall be issued in a single class, which shall be designated as the Series 2009-1 Floating Rate Asset Backed Investor Notes and referred to herein as the “Series 2009-1 Investor Notes.” The Series 2009-1 Investor Notes shall be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof.
          The net proceeds from the sale of the Series 2009-1 Investor Notes (as defined herein) shall be applied in accordance with Section 5A.2(b) and the portion thereof deposited in the Series 2009-1 Principal Collection Subaccount shall be used by the Issuer to fund the Loans to Holdings under the Loan Agreement and the prepayment of the Invested Amounts of other Series of Investor Notes.
ARTICLE I
DEFINITIONS
          (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule 1 thereto. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of this Indenture Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2009-1 Investor Notes and not to any other Series of Investor Notes issued by the Issuer.
          (b) The following words and phrases shall have the following meanings with respect to the Series 2009-1 Investor Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:
     “Additional Interest” is defined in Section 5A.3(b).
     “Amortization Event” is defined in Article 3.
     “Applicable Procedures” is defined in Section 6.5(c).
     “Calculation Agent” means The Bank of New York Mellon, in its capacity as calculation agent with respect to the Series 2009-1 Note Rates.
     “Car” means an automobile or a Light-Duty Truck.
     “Charge-Off Ratio” means, for any specified Settlement Date, twelve times the quotient, expressed as a percentage, of (a) Aggregate Net Lease Losses for the preceding Monthly Period, divided by (b) the Aggregate Lease Balance as of the last day of the second preceding Monthly Period.
     “Clearstream” is defined in Section 6.3.
     “Deficiency” is defined in Section 5A.4(b)(i).
     “Delinquency Ratio” means, for any specified Settlement Date, the quotient, expressed as a percentage, of (a) the aggregate billings with respect to all Leases and all Fleet Receivables which were unpaid for 60 days or more from the original due date thereof as of the last day of the immediately preceding Monthly Period divided by (b) the sum of (i) the aggregate billings with respect to all Leases and all Fleet Receivables which were unpaid as of the last day of the second preceding Monthly Period and (ii) the aggregate amount billed with respect to all Leases and all Fleet Receivables during the immediately preceding Monthly Period.
     “DTC” means The Depository Trust Company or its successor, as the Clearing Agency for the Series 2009-1 Investor Notes.
     “Equipment” means any Vehicle that is not a Car, a Forklift, a Heavy-Duty Truck, a Medium-Duty Truck, a Truck Body or a Trailer.
     “Euroclear” is defined in Section 6.3.
     “Excess Alternative Vehicle Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of

     (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is not a Car allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus
     (ii) an amount equal to the aggregate for each Unit Vehicle which is not a Car subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;
     over (b) an amount equal to [***]% of the Aggregate Unit Balance as of such Settlement Date.
     “Excess Equipment Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of
     (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is Equipment allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus
     (ii) an amount equal to the aggregate for each Unit Vehicle which is Equipment subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;
     over (b) an amount equal to [***]% of the Aggregate Unit Balance as of such Settlement Date.
     “Excess Forklift Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of
     (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Forklift allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus
     (ii) an amount equal to the aggregate for each Unit Vehicle which is a Forklift subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;
     over (b) an amount equal to [***]% of the Aggregate Unit Balance as of such Settlement Date.
     “Excess Heavy-Duty Truck Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Heavy-Duty Truck allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus
     (ii) an amount equal to the aggregate for each Unit Vehicle which is a Heavy-Duty Truck subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;
     over (b) an amount equal to [***]% of the Aggregate Unit Balance as of such Settlement Date.
     “Excess High Lease Balance Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the aggregate Lease Balance of all Eligible Leases having a Lease Balance in excess of $[***] allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date over (b) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date.
     “Excess Longer-Term Lease Amount” means, on any Settlement Date, an amount equal to the greater of (a) the excess, if any, of (i) the aggregate Lease Balance of all Eligible Leases having remaining terms of longer than five years allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date and (b) the excess, if any, of (i) the aggregate Lease Balance of all Eligible Leases having remaining terms of longer than seven years allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date.
     “Excess Medium-Duty Truck Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of
     (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Medium-Duty Truck allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus
     (ii) an amount equal to the aggregate for each Unit Vehicle which is a Medium-Duty Truck subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;
     over (b) an amount equal to [***]% of the Aggregate Unit Balance as of such Settlement Date.
     “Excess State Obligor Risk Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the aggregate Lease Balance of all Eligible Leases the

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Obligor of which is a state or local government or any subdivision thereof, or any agency, department or instrumentality thereof allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date over (b) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date.
     “Excess Trailer Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of
     (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Trailer allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus
     (ii) an amount equal to the aggregate for each Unit Vehicle which is a Trailer subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;
     over (b) an amount equal to [***]% of the Aggregate Unit Balance as of such Settlement Date.
     “Excess Truck Amount” means, on any Settlement Date, an amount equal to the greater of (a) the sum of (i) the Excess Heavy-Duty Truck Amount on such Settlement Date and (ii) the Excess Medium-Duty Truck Amount on such Settlement Date and (b) an amount equal to the excess, if any, of (x) the sum of
     (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Medium-Duty Truck or a Heavy-Duty Truck allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus
     (ii) an amount equal to the aggregate for each Unit Vehicle which is a Medium-Duty Truck or a Heavy-Duty Truck subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;
     over (y) an amount equal to [***]% of the Aggregate Unit Balance as of such Settlement Date.
     “Excess Truck Body Amount” means, on any Settlement Date, an amount equal to the excess, if any, of (a) the sum of
     (i) the aggregate Lease Balance of all Eligible Leases the related Leased Vehicle of which is a Truck Body allocated to the Lease SUBI as of the last day of the Monthly Period immediately preceding such Settlement Date plus

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     (ii) an amount equal to the aggregate for each Unit Vehicle which is a Truck Body subject to a Closed-End Lease allocated to the Lease SUBI as of the last day of such Monthly Period of the lesser of (A) the Stated Residual Value of such Unit Vehicle and (B) the Net Book Value of such Unit Vehicle as of the last day of such Monthly Period;
     over (b) an amount equal to [***]% of the Aggregate Unit Balance as of such Settlement Date.
     “Final Maturity Date” means the December 2020 Payment Date.
     “Finance Charge Rate” means the actual or implicit finance charge rate, exclusive of any management or administrative fee.
     “Financial Assets” is defined in Section 5A.12(b)(i).
     “Forklift” means a high-lift, self-loading mobile vehicle, equipped with load carriage and forks, for transporting and tiering loads.
     “Gross Vehicle Weight” means the maximum manufacturer recommended weight that the axels of a Truck or Tractor can carry including the weight of the Truck or Tractor.
     “Heavy-Duty Truck” means a Truck or Tractor having a Gross Vehicle Weight of over 33,000 pounds.
     “Indenture Supplement” has the meaning set forth in the preamble.
     “Interest Shortfall Amount” is defined in Section 5A.3(b).
     “Lease Rate Cap Event” means the failure on the part of the Issuer to have the Lease Rate Caps that it is required to have in accordance with Section 5A.11.
     “LIBOR Determination Date” means, with respect to any Series 2009-1 Interest Period, the second London Business Day next preceding the first day of such Series 2009-1 Interest Period.
     “Light-Duty Truck” means a Truck having a Gross Vehicle Weight of under 16,001 pounds.
     “London Business Day” means any day on which dealings in deposits in Dollars are transacted in the London interbank market and banking institutions in London are not authorized or obligated by law or regulation to close.
     “Management Fee Yield” means, with respect to any Unit Lease for any Settlement Date, the product of (a) the percentage equivalent of a fraction, the numerator of which is equal to the fixed monthly management or administrative fee payable in

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

respect of such Unit Lease, and the denominator of which is the Lease Balance of such Lease as of the last day of the immediately preceding Monthly Period and (b) [***].
     “Medium-Duty Truck” means a Truck or Tractor having a Gross Vehicle Weight of between 16,001 pounds and 33,000 pounds.
     “Monthly Interest Payment” is defined in Section 5A.3(b).
     “New York UCC” is defined in Section 5A.12(b)(i).
     “One-Month LIBOR” means, (i) for the initial Series 2009-1 Interest Period, [***]% and (ii) for each Series 2009-1 Interest Period thereafter, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears on the Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such 2009-1 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2009-1 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2009-1 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2009-1 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2009-1 Interest Period.
     “Outstanding” means, with respect to the Series 2009-1 Investor Notes, all Series 2009-1 Investor Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2009-1 Investor Notes theretofore canceled or delivered to the Transfer Agent and Registrar for cancellation, (b) Series 2009-1 Investor Notes which have not been presented for payment but funds for the payment of which are on deposit in the Series 2009-1 Distribution Account and are available for payment of such Series 2009-1 Investor Notes, and Series 2009-1 Investor Notes which are considered paid pursuant to Section 11.1 of the Base Indenture, or (c) Series 2009-1 Investor Notes in exchange for or in lieu of other Series 2009-1 Investor Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Series 2009-1 Investor Notes are held by a purchaser for value.
     “Overconcentration Amount” means, on any Settlement Date, an amount equal to the greatest of (a) the excess, if any, of (i) the aggregate Lease Balance of the Eligible

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Leases to which the Obligor having the largest aggregate Lease Balance of Eligible Leases allocated to the Lease SUBI is a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date; provided, however that if the long-term debt obligations of such Obligor are not rated at least “Baa3” by Moody’s and at least “BBB-” by Standard & Poor’s as of such Settlement Date, the amount in this clause (ii) shall equal [***]% of the Aggregate Lease Balance as of such Settlement Date, (b) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the two largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI are a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date; provided, however that if the long-term debt obligations of the Obligor having the largest aggregate Lease Balance of Eligible Leases allocated to the Lease SUBI are not rated at least “Baa3” by Moody’s and at least “BBB-” by Standard & Poor’s as of such Settlement Date, the amount in this clause (ii) shall equal [***]% of the Aggregate Lease Balance as of such Settlement Date, (c) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the five largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI are a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date and (d) the excess, if any, of (i) the aggregate Lease Balance of the Eligible Leases to which the Obligors having the ten largest aggregate Lease Balances of Eligible Leases allocated to the Lease SUBI are a party as of the last day of the Monthly Period immediately preceding such Settlement Date over (ii) an amount equal to [***]% of the Aggregate Lease Balance as of such Settlement Date.
     “Paid-In Advance Loss Ratio” means, for any specified Settlement Date, the quotient, expressed as a percentage, of (a) the excess, if any, of (i) the aggregate Cost of all Unit Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during the immediately preceding Monthly Period over (ii) all Paid-In Advance Proceeds received by the Servicer during the preceding Monthly Period for all Unit Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during such Monthly Period and all prior Monthly Periods divided by (b) the aggregate Cost of all Unit Paid-In Advance Vehicles that became Rejected Paid-In Advance Vehicles during the immediately preceding Monthly Period.
     “Payment Date” means the 15th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing July 15, 2009.
     “Permanent Global Note” is defined in Section 6.3.
     “Prepayment Date” is defined in Article 4.
     “QIBs” is defined in Section 6.1.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     “Rating Agencies” means, with respect to the Series 2009-1 Investor Notes, Standard & Poor’s, Moody’s and any other nationally recognized rating agency rating the Series 2009-1 Investor Notes at the request of the Issuer.
     “Rating Agency Condition” means, with respect to any action specified herein as requiring satisfaction of the Rating Agency Condition, that each Rating Agency shall have been given 10 days’ (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Issuer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Series 2009-1 Investor Notes.
     “Record Date” means, with respect to each Payment Date, the immediately preceding Business Day.
     “Reference Banks” means four major banks in the London interbank market selected by the Calculation Agent.
     “Regulation S” means Regulation S promulgated under the Securities Act.
     “Remaining Lease Term” means, with respect to any Series 2009-1 Yield Shortfall Lease for any Settlement Date, the remaining number of months over which the Capitalized Cost of the related Leased Vehicle is being depreciated thereunder as of the last day of the immediately preceding Monthly Period.
     “Residual Value Loss Ratio” means, for any specified Settlement Date, the quotient, expressed as a percentage, of (a) the sum of the Residual Value Losses for all Unit Vehicles that became Residual Value Vehicles during the preceding Monthly Period minus all Termination Proceeds included in clauses (i) and (ii) of the definition thereof for the preceding Monthly Period for all Unit Vehicles that became Residual Value Vehicles during prior Monthly Periods divided by (b) the sum of the Stated Residual Values for all Unit Vehicles that became Residual Value Vehicles during the preceding Monthly Period.
     “Restricted Global Note” is defined in Section 6.2.
     “Restricted Notes” means the Restricted Global Note and all other Series 2009-1 Investor Notes evidencing the obligations, or any portion of the obligations, initially evidenced by the Restricted Global Note, other than certificates transferred or exchanged upon certification as provided in Section 6.5.
     “Restricted Period” means the period commencing on the Series 2009-1 Closing Date and ending on the 40th day after the Series 2009-1 Closing Date.
     “Rule 144A” means Rule 144A promulgated under the Securities Act.
     “Securities Intermediary” is defined in Section 5A.12(a).

     “Series 2006-1 Indenture Supplement” means the Series 2006-1 Indenture Supplement, dated as of March 7, 2006, as amended as of March 6, 2007, as of February 28, 2008, as of December 17, 2008, as of February 26, 2009 and as of May 28, 2009, among the Issuer, VMS, as administrator, the several commercial paper conduits listed on Schedule I thereto, the banks party thereto with respect to each such commercial paper conduit, the agent banks party thereto with respect to each such commercial paper conduit, JPMorgan Chase Bank, N.A., in its capacity as administrative agent, and the Indenture Trustee.
     “Series 2006-1 Investor Notes” means the Investor Notes issued pursuant to the Series 2006-1 Indenture Supplement.
     “Series 2009-1” means Series 2009-1, the Principal Terms of which are set forth in this Indenture Supplement.
     “Series 2009-1 Administrator Fee” is defined in Section 5.2.
     “Series 2009-1 Allocated Adjusted Aggregate Unit Balance” means, as of any date of determination, the product of (a) the Adjusted Aggregate Unit Balance and (b) the percentage equivalent of a fraction the numerator of which is the Series 2009-1 Required Asset Amount as of such date and the denominator of which is the sum of (x) the Series 2009-1 Required Asset Amount and (y) the aggregate Required Asset Amounts with respect to each other Series of Investor Notes as of such date, including all Series of Investor Notes that have been paid in full but as to which the Amortization Period shall have not ended.
     “Series 2009-1 Allocated Asset Amount Deficiency” means, as of any date of determination, the amount, if any, by which the Series 2009-1 Allocated Adjusted Aggregate Unit Balance is less than the Series 2009-1 Required Asset Amount as of such date.
     “Series 2009-1 Amortization Period” means the period beginning at the earlier of (a) the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2009-1 Investor Notes and (b) the close of business on the Period End Date in May 2010 and ending on the date when the Series 2009-1 Investor Notes are fully paid.
     “Series 2009-1 Available Excess Collections Amount” means, on any Business Day during the period commencing on a Period End Date to but excluding the next succeeding Settlement Date, an amount equal to the excess, if any, of (a) the amount deposited in the Series 2009-1 General Collection Subaccount during the immediately preceding Monthly Period pursuant to Section 5A.2(a) over (b) the amounts to be distributed from the Series 2009-1 Settlement Collection Subaccount pursuant to paragraphs (i) through (xi) of Section 5A.4(c) on such Settlement Date.
     “Series 2009-1 Basic Servicing Fee” is defined in Section 5.1.

     “Series 2009-1 Basis Spread” means, with respect to any Unit Lease whose Finance Charge Rate is based on (i) the LIBOR Index, [***]%, (ii) the ABS CP Index, [***]%, (iii) the Non-Financial CP Index, [***]%, (iv) the PHH Cost of Funds Index, [***]%, (v) the Bloomberg ABS CP Index, [***]%, (vi) the PHH Commercial Paper Rate Index, [***]% or (vii) any other Eligible Floating Rate Index with respect to which the Rating Agency Condition has been satisfied, the basis spread specified in connection with such satisfaction of the Rating Agency Condition.
     “Series 2009-1 Closing Date” means June 9, 2009.
     “Series 2009-1 Collateral” means the Collateral, the Series 2009-1 Reserve Account, the Series 2009-1 Yield Supplement Account and the Series 2009-1 Distribution Account.
     “Series 2009-1 Collection Subaccount” is defined in Section 5A.1(a).
     “Series 2009-1 Designated Account” is defined in Section 5A.12(a).
     “Series 2009-1 Distribution Account” is defined in Section 5A.10(a).
     “Series 2009-1 Eligible Counterparty” means a financial institution which has, or has all of its obligations under its interest rate cap maintained pursuant to Section 5A.11 guaranteed by a Person that has (i) a short-term senior unsecured debt, deposit, claims paying or credit rating of at least “A-1” by Standard & Poor’s, or if such financial institution does not have a short-term senior unsecured debt rating by Standard &Poor’s, a long-term senior, unsecured debt or credit rating of at least “A+” by Standard & Poor’s and (ii) a short-term senior unsecured debt, deposit, claims paying or credit rating of “P-1” by Moody’s, , or if such financial institution does not have a short-term senior unsecured debt rating by Moody’s, a long-term senior unsecured debt or credit rating of at least “Aa3” by Moody’s.
     “Series 2009-1 Gain on Sale Account Percentage” means [***]%.
     “Series 2009-1 Global Notes” means the Temporary Global Note, the Restricted Global Note or the Permanent Global Note.
     “Series 2009-1 Initial Invested Amount” means the aggregate initial principal amount of the Series 2009-1 Investor Notes, which is $1,000,000,000.
     “Series 2009-1 Interest Period” means a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2009-1 Interest Period shall commence on and include the Series 2009-1 Closing Date and end on and include July 14, 2009.
     “Series 2009-1 Invested Amount” means, on any date of determination, an amount equal to (a) the Series 2009-1 Initial Invested Amount minus (b) the amount of principal payments made to Series 2009-1 Investor Noteholders on or prior to such date.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     “Series 2009-1 Invested Percentage” means, with respect to any Business Day (i) during the Series 2009-1 Revolving Period, the percentage equivalent (which percentage shall never exceed [***]%) of a fraction the numerator of which shall be equal to the Series 2009-1 Allocated Adjusted Aggregate Unit Balance as of the end of the immediately preceding Business Day and the denominator of which is the sum of the numerators used to determine invested percentages for allocations for all Series of Investor Notes (and all classes of such Series of Investor Notes), including all Series of Investor Notes that have been paid in full but as to which the Amortization Period shall have not ended, as of the end of such immediately preceding Business Day or (ii) during the Series 2009-1 Amortization Period, the percentage equivalent (which percentage shall never exceed [***]%) of a fraction the numerator of which shall be equal to the Series 2009-1 Allocated Adjusted Aggregate Unit Balance as of the end of the Series 2009-1 Revolving Period, and the denominator of which is the sum of the numerators used to determine invested percentages for allocations for all Series of Investor Notes (and all classes of such Series of Investor Notes), including all Series of Investor Notes that have been paid in full but as to which the Amortization Period shall have not ended, as of the end of the immediately preceding Business Day.
     “Series 2009-1 Investor Noteholder” means the Person in whose name a Series 2009-1 Investor Note is registered in the Note Register.
     “Series 2009-1 Investor Note Owner” means, with respect to a Series 2009-1 Global Note, the Person who is the beneficial owner of an interest in such Series 2009-1 Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).
     “Series 2009-1 Investor Notes” means any one of the Series 2009-1 Floating Rate Asset Backed Investor Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1, A-2 or A-3. Definitive Series 2009-1 Investor Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.11 of the Base Indenture.
     “Series 2009-1 Liquid Credit Enhancement Deficiency” means, on any date of determination, the amount by which the Series 2009-1 Reserve Account Amount is less than the Series 2009-1 Required Reserve Account Amount.
     “Series 2009-1 Minimum Yield Rate” means, with respect to any Unit Lease for any Settlement Date, a rate per annum equal to the sum of (i) the Series 2009-1 Weighted Average Cost of Funds for such Settlement Date, (ii) [***]% and (iii) the Series 2009-1 Basis Spread with respect to such Unit Lease.
     “Series 2009-1 Monthly Interest” means, with respect to any Series 2009-1 Interest Period, an amount equal to the product of (i) the Series 2009-1 Note Rate for such Series 2009-1 Interest Period, (ii) the Series 2009-1 Invested Amount on the first day of such Series 2009-1 Interest Period, after giving effect to any principal payments made on such date, or, in the case of the initial Series 2009-1 Interest Period, the Series

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2009-1 Initial Invested Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2009-1 Interest Period and the denominator of which is [***].
     “Series 2009-1 Monthly Residual Value Gain” means, for any Settlement Date, an amount equal to the product of (a) the average daily Series 2009-1 Invested Percentage during the immediately preceding Monthly Period and (b) the Monthly Residual Value Gain for such Settlement Date.
     “Series 2009-1 Monthly Servicer Advance Reimbursement Amount” means, for each Settlement Date, an amount equal to the product of (a) the Monthly Servicer Advance Reimbursement Amount for such Settlement Date and (b) the average daily Series 2009-1 Invested Percentage during the immediately preceding Monthly Period.
     “Series 2009-1 Note Rate” means, (i) with respect to the initial Series 2009-1 Interest Period, [***]% per annum and (ii) with respect to each Series 2009-1 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2009-1 Interest Period plus [***]% per annum.
     “Series 2009-1 Note Termination Date” means the date on which the Series 2009-1 Investor Notes are fully paid.
     “Series 2009-1 Principal Collection Subaccount” is defined in Section 5A.1(a).
     “Series 2009-1 Principal Payment Amount” means, for any Settlement Date, an amount equal to the product of (a) the average daily Series 2009-1 Invested Percentage during the immediately preceding Monthly Period and (b) the Principal Payment Amount for such Settlement Date.
     “Series 2009-1 Required Asset Amount” means, as of any date of determination, the sum of the Series 2009-1 Invested Amount and the Series 2009-1 Required Overcollateralization Amount as of such date.
     “Series 2009-1 Required Enhancement Amount” means, on any date, the sum of (a) the Series 2009-1 Required Percentage on such date of the Series 2009-1 Initial Invested Amount plus (b) the sum of:
     (i) if the Three-Month Average Residual Value Loss Ratio with respect to the most recent Settlement Date exceeded [***]%, an amount equal to the product of (A) the Series 2009-1 Invested Percentage as of the last day of the Monthly Period immediately preceding such Settlement Date and (B) [***]% of the amount by which the Aggregate Residual Value Amount exceeded the Excess Residual Value Amount, in each case, as of that date; plus
     (ii) the greater of
     (A) the sum of:

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     (1) an amount equal to the product of (x) the Series 2009-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Equipment Amount on such Settlement Date;
     (2) an amount equal to the product of (x) the Series 2009-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Forklift Amount on such Settlement Date;
     (3) an amount equal to the product of (x) the Series 2009-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Truck Amount on such Settlement Date;
     (4) an amount equal to the product of (x) the Series 2009-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Trailer Amount on such Settlement Date; and
     (2) an amount equal to the product of (x) the Series 2009-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Truck Body Amount on such Settlement Date; or
     (B) an amount equal to the product of (x) the Series 2009-1 Invested Percentage as of the last day of the Monthly Period immediately preceding such Settlement Date and (y) the Excess Alternative Vehicle Amount on such Settlement Date; plus
     (iii) the sum of:
     (A) an amount equal to the product of (x) the Series 2009-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Overconcentration Amount on such Settlement Date;
     (B) an amount equal to the product of (x) the Series 2009-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess Longer-Term Lease Amount on such Settlement Date;
     (C) an amount equal to the product of (x) the Series 2009-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess High Lease Balance Amount on such Settlement Date; and

     (D) an amount equal to the product of (x) the Series 2009-1 Invested Percentage as of the last day of the Monthly Period immediately preceding the most recent Settlement Date and (y) the Excess State Obligor Risk Amount on such Settlement Date;
provided, however, that, after the declaration or occurrence of an Amortization Event, the Series 2009-1 Required Enhancement Amount shall equal the Series 2009-1 Required Enhancement Amount on the date of the declaration or occurrence of such Amortization Event.
     “Series 2009-1 Required Investor Noteholders” means Series 2009-1 Investor Noteholders holding more than 50% of the Series 2009-1 Invested Amount (excluding any Series 2009-1 Investor Notes held by the Issuer or any Affiliate of the Issuer).
     “Series 2009-1 Required Overcollateralization Amount” means, on any date of determination during an Accrual Period, the amount, if any, by which the Series 2009-1 Required Enhancement Amount exceeds the sum of (a) the Series 2009-1 Reserve Account Amount and (b) the amount on deposit in the Series 2009-1 Principal Collection Subaccount on such date (excluding any amounts deposited therein pursuant to Section 5A.2(d) during the Monthly Period commencing after the first day of such Accrual Period).
     “Series 2009-1 Required Percentage” means, on any date of determination, the percentage equivalent of a fraction, the numerator of which is $[***], and the denominator of which is $[***]unless for the most recent Settlement Date any one of the following was true:
     (i) the Three Month Average Charge-Off Ratio exceeded [***]%;
     (ii) the Three Month Average Paid-In Advance Loss Ratio exceeded [***]%; or
     (iii) the Three Month Average Delinquency Ratio exceeded [***]%;
     in which case, the Series 2009-1 Required Percentage on such date will equal [***]%.
     “Series 2009-1 Required Reserve Account Amount” means $[***].
     “Series 2009-1 Required Yield Supplement Amount” means, as of any Settlement Date, the excess, if any, of (a) the Series 2009-1 Yield Shortfall Amount for such Settlement Date over (b) [***]% of the product of (x) the Series 2009-1 Invested Percentage on such Settlement Date and (y) the excess of (1) the Class X 1999-1B Invested Amount for the current Monthly Period (after giving effect to any increase thereof on such Settlement Date) over (2) the sum, with respect to each Obligor of Eligible Receivables as of the close of business on the first day of such Monthly Period, of the amount, if any, by which the amount owing by such Obligor in respect of such Eligible Receivables as of such date exceeds an amount equal to [***]% of the Class X 1999-1B Invested Amount; provided, however that upon the occurrence of a Receivables

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Purchase Termination Event, the Series 2009-1 Required Yield Supplement Amount will equal the Series 2009-1 Yield Shortfall Amount for such Settlement Date.
     “Series 2009-1 Reserve Account” is defined in Section 5A.8(a).
     “Series 2009-1 Reserve Account Amount” means, on any date of determination, the amount on deposit in the Series 2009-1 Reserve Account and available for withdrawal therefrom.
     “Series 2009-1 Reserve Account Surplus” means, on any date of determination, the amount, if any, by which the Series 2009-1 Reserve Account Amount exceeds the Series 2009-1 Required Reserve Account Amount.
     “Series 2009-1 Revolving Period” means the period from and including the Series 2009-1 Closing Date to but excluding the commencement of the Series 2009-1 Amortization Period.
     “Series 2009-1 Servicing Fee Percentage” is defined in Section 5.1.
     “Series 2009-1 Settlement Collection Subaccount” is defined in Section 5A.1(a).
     “Series 2009-1 Subaccounts” is defined in Section 5A.1(a).
     “Series 2009-1 Supplemental Servicing Fee” is defined in Section 5.1.
     “Series 2009-1 Weighted Average Cost of Funds” means, for any Settlement Date, the product of (a) the quotient of the aggregate amount of interest payable on the Series 2009-1 Investor Notes on the next succeeding Payment Date, divided by the Series 2009-1 Invested Amount as of the first day of the immediately preceding Series 2009-1 Interest Period and (b) a fraction, the numerator of which is [***] and the denominator of which is the number of days in the Series 2009-1 Interest Period ending on such Payment Date.
     “Series 2009-1 Yield Shortfall” means, with respect to any Series 2009-1 Yield Shortfall Lease for any Settlement Date, the quotient of (a) the excess of (i) the Series 2009-1 Minimum Yield Rate with respect to such Series 2009-1 Yield Shortfall Lease for such Settlement Date over (ii) the sum of (A) the Finance Charge Rate applicable to such Series 2009-1 Yield Shortfall Lease on the Determination Date preceding such Settlement Date and (B) the lesser of (x) the Series 2009-1 Basis Spread with respect to such Series 2009-1 Yield Shortfall Lease and (y) the excess, if any, of (I) the LIBOR Index on such Determination Date over (II) the Base Index used to determine the Finance Charge Rate applicable to such Series 2009-1 Yield Shortfall Lease on such Determination Date divided by (b) [***].
     “Series 2009-1 Yield Shortfall Amount” means, for any Settlement Date, the sum of the product with respect to each Series 2009-1 Yield Shortfall Lease of (a) the Series 2009-1 Invested Percentage on such Settlement Date and (b) the excess of (i) the Series 2009-1 Yield Shortfall Lease Break Even Amount with respect to such Series 2009-1

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Yield Shortfall Lease for such Settlement Date over (ii) the product of (A) the fixed monthly management or administrative fee payable in respect of such Series 2009-1 Yield Shortfall Lease and (B) the Series 2009-1 Yield Shortfall Lease Remaining Term with respect to such Series 2009-1 Yield Shortfall Lease for such Settlement Date.
     “Series 2009-1 Yield Shortfall Lease” means, as of any Settlement Date, each Unit Lease that is a Floating Rate Lease whose Finance Charge Rate plus the Management Fee Yield with respect to such Unit Lease for such Settlement Date is less than the Series 2009-1 Minimum Yield Rate for such Settlement Date.
     “Series 2009-1 Yield Shortfall Lease Average Balance” means, with respect to any Series 2009-1 Yield Shortfall Lease for any Settlement Date, the excess of (a) the Lease Balance of such Series 2009-1 Yield Shortfall Lease as of the last day of the immediately preceding Monthly Period over (b) the product of (i) the quotient of (A) the Lease Balance of such Series 2009-1 Yield Shortfall Lease as of the last day of the immediately preceding Monthly Period divided by (B) the Remaining Lease Term with respect to such Series 2009-1 Yield Shortfall Lease for such Settlement Date, (ii) the Series 2009-1 Yield Shortfall Lease Remaining Term with respect to such Series 2009-1 Yield Shortfall Lease for such Settlement Date minus [***] and (iii) [***]%.
     “Series 2009-1 Yield Shortfall Lease Break Even Amount” means, with respect to any Series 2009-1 Yield Shortfall Lease for any Settlement Date, the product of (a) the Series 2009-1 Yield Shortfall Lease Remaining Term with respect to such Series 2009-1 Yield Shortfall Lease for such Settlement Date, (b) the Series 2009-1 Yield Shortfall with respect to such Series 2009-1 Yield Shortfall Lease for such Settlement Date and (c) the Series 2009-1 Yield Shortfall Lease Average Balance with respect to such Series 2009-1 Yield Shortfall Lease for such Settlement Date.
     “Series 2009-1 Yield Shortfall Lease Remaining Term” means, with respect to any Series 2009-1 Yield Shortfall Lease for any Settlement Date, the excess (rounded up to the next integer) of (a) the Remaining Lease Term with respect to such Series 2009-1 Yield Shortfall Lease for such Settlement Date over (b) the quotient of (i) the product of (A) the fixed monthly management or administrative fee payable in respect of such Series 2009-1 Yield Shortfall Lease and (B) the Remaining Lease Term with respect to such Series 2009-1 Yield Shortfall Lease for such Settlement Date divided by (ii) the product of (A) the Lease Balance of such Series 2009-1 Yield Shortfall Lease as of the last day of the immediately preceding Monthly Period and (B) the Series 2009-1 Yield Shortfall with respect to such Series 2009-1 Yield Shortfall Lease for such Settlement Date.
     “Series 2009-1 Yield Supplement Account” is defined in Section 5A.9(a).
     “Series 2009-1 Yield Supplement Account Amount” means, on any date of determination, the amount on deposit in the Series 2009-1 Yield Supplement Account and available for withdrawal therefrom.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     “Series 2009-1 Yield Supplement Account Surplus” means, on any date of determination, the amount, if any, by which the Series 2009-1 Yield Supplement Account Amount exceeds the Series 2009-1 Required Yield Supplement Amount.
     “Series 2009-1 Yield Supplement Deficiency” means, on any date of determination, the amount, if any, by which the Series 2009-1 Required Yield Supplement Amount exceeds the Series 2009-1 Yield Supplement Account Amount.
     “Temporary Global Note” is defined in Section 6.3.
     “Three Month Average Charge-Off Ratio” means, with respect to any Settlement Date, the average of the Charge-Off Ratios for such Settlement Date and the two immediately preceding Settlement Dates.
     “Three Month Average Delinquency Ratio” means, with respect to any Settlement Date, the average of the Delinquency Ratios for such Settlement Date and the two immediately preceding Settlement Dates.
     “Three Month Average Paid-In Advance Loss Ratio” means, with respect to any Settlement Date, the average of the Paid-In Advance Loss Ratios for such Settlement Date and the two immediately preceding Settlement Dates.
     “Three Month Average Residual Value Loss Ratio” means, with respect to any Settlement Date, the average of the Residual Value Loss Ratios for such Settlement Date and the two immediately preceding Settlement Dates.
     “Total Cash Available” means, for any Settlement Date, the excess, if any, of (a) the sum of (i) the aggregate amount of Collections allocated to the Series 2009-1 General Collection Subaccount pursuant to Section 5A.2(a) during the immediately preceding Monthly Period, (ii) an amount equal to the product of the average daily Series 2009-1 Invested Percentage during such Monthly Period and the amount of the Unit Repurchase Payments paid by the Servicer on such Settlement Date, (iii) an amount equal to the product of the average daily Series 2009-1 Invested Percentage during such Monthly Period and the amount of the Monthly Servicer Advance made by the Servicer on such Settlement Date, (iv) an amount equal to the product of the average daily Series 2009-1 Invested Percentage during such Monthly Period and the amount withdrawn from the Gain on Sale Account pursuant to Section 5.2(e) of the Base Indenture on the Transfer Date immediately preceding such Settlement Date and (v) the investment income on amounts on deposit in the Series 2009-1 Principal Collection Subaccount and the Series 2009-1 General Collection Subaccount transferred to the Series 2009-1 Settlement Collection Subaccount on such Settlement Date pursuant to Section 5A.1(b) over (b) the amount withdrawn from the Series 2009-1 General Collection Subaccount pursuant to Section 5A.2(f) during the period commencing on the Period End Date immediately preceding such Settlement Date to but excluding such Settlement Date.
     “Tractor” means a vehicle designed to pull a Trailer by means of a fifth wheel mounted over its rear axel.

     “Trailer” means a truck trailer supported at the rear by its own wheels and at the front by a fifth wheel mounted to a Tractor.
     “Transfer Date” means, with respect to the Series 2009-1 Investor Notes, the Business Day immediately prior to each Settlement Date.
     “Truck” means a vehicle that carries cargo in a body mounted to its chassis rather than in a Trailer towed by the vehicle.
     “Truck Body” means the outer shell of a motor vehicle that is mounted to a cab chassis and that covers that chassis from the back of the cab to the end of the body. A Vehicle shall not be a Truck Body if it also includes the cab.
ARTICLE II
ARTICLE 5 OF THE BASE INDENTURE
          Sections 5.1 through 5.4 of the Base Indenture and each other Section of Article 5 of the Indenture relating to another Series shall read in their entirety as provided in the Base Indenture or any applicable Indenture Supplement. Article 5 of the Indenture (except for Sections 5.1 through 5.4 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 2009-1 Investor Notes:
          Section 5A.1 Establishment of Series 2009-1 Subaccounts.
          (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2009-1 Investor Noteholders (i) a subaccount of the Collection Account (the “Series 2009-1 Collection Subaccount”); and (ii) three subaccounts of the Series 2009-1 Collection Subaccount: (1) the Series 2009-1 General Collection Subaccount, (2) the Series 2009-1 Principal Collection Subaccount and (3) the Series 2009-1 Settlement Collection Subaccount (respectively, the “Series 2009-1 General Collection Subaccount,” the “Series 2009-1 Principal Collection Subaccount” and the “Series 2009-1 Settlement Collection Subaccount”); the accounts established pursuant to this Section 5A.1(a), collectively, the “Series 2009-1 Subaccounts”), each Series 2009-1 Subaccount to bear a designation indicating that the funds deposited therein are held for the benefit of the Series 2009-1 Investor Noteholders. The Indenture Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Series 2009-1 Subaccounts and the proceeds thereof for the benefit of the Series 2009-1 Investor Noteholders.
          (b) The Issuer shall instruct the institution maintaining the Collection Account in writing to invest funds on deposit in the Series 2009-1 Subaccounts at all times in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that funds on deposit in a Series 2009-1 Subaccounts may be invested together with funds held in other subaccounts of the Collection Account. Amounts on deposit and available for investment in the Series 2009-1 General Collection Subaccount shall be invested by the Indenture Trustee at the written direction of the Issuer in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the Business Day immediately preceding the next Settlement Date. Amounts on deposit and available for investment in the Series 2009-1 Principal Collection Subaccount shall be invested by the Indenture Trustee at the written direction of the Issuer in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, (i) in the case of any such investment made during the Series 2009-1 Revolving Period, on or prior to the next Business Day and (ii) in the case of any such investment made on any day during the Series 2009-1 Amortization Period, on or prior to the Business Day immediately preceding the next Settlement Date. On each Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 2009-1 Principal Collection Subaccount and the Series 2009-1 General Collection Subaccount shall be deposited in the Series 2009-1 Settlement Collection Subaccount. The Issuer shall not direct the Indenture Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written direction as provided hereunder, all funds on deposit in the Collection Account shall remain uninvested.
          Section 5A.2 Allocations with Respect to the Series 2009-1 Investor Notes.
          (a) Prior to 1:00 P.M., New York City time, on each Deposit Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 2009-1 Investor Noteholders and deposit in the Series 2009-1 General Collection Subaccount an amount equal to the product of the Series 2009-1 Invested Percentage on such Deposit Date and the Collections deposited into the Collection Account on such Deposit Date.
          (b) On the Series 2009-1 Closing Date, the Issuer shall cause the net proceeds from the sale of the Series 2009-1 Notes to be deposited into the Series 2009-1 General Collection Subaccount and the Indenture Trustee shall apply such net proceeds as follows: (i) deposit $26,437,633 in the Series 2009-1 Reserve Account, (ii) deposit $850,000,000 in the Series 2009-1 Principal Collection Subaccount to be applied to reduce the Invested Amount of the Series 2006-1 Investor Notes in accordance with the terms of the Series 2006-1 Indenture Supplement and (iii) deposit the remainder of such net proceeds in the Series 2009-1 Principal Collection Subaccount for application in accordance with Section 5A.2(e).
          (c) On each Determination Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 2009-1 Investor Noteholders and deposit in the Series 2009-1 Settlement Collection Subaccount on the immediately succeeding Transfer Date amounts withdrawn from the Gain on Sale Account on such Transfer Date, in an amount equal to the product of the average daily Series 2009-1 Invested Percentage during the immediately preceding Monthly Period and the amount withdrawn from the Gain on Sale Account pursuant to Section 5.2(e) of the Base Indenture on such Transfer Date.
          (d) On each Determination Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 2009-1 Investor Noteholders and deposit in the Series 2009-1 Settlement Collection Subaccount on the immediately succeeding Settlement Date the following amounts:

       (i) any Unit Repurchase Payments made by the Servicer, in an amount equal to the product of the average daily Series 2009-1 Invested Percentage during the immediately preceding Monthly Period and the amount of such Unit Repurchase Payments;
       (ii) the Monthly Servicer Advance made by the Servicer, in an amount equal to the product of the average daily Series 2009-1 Invested Percentage during the immediately preceding Monthly Period and the amount of such Monthly Servicer Advance; and
       (iii) payments made under the Lease Rate Caps maintained by the Issuer pursuant to Sections 5A.11, in an amount equal to the product of the average daily Series 2009-1 Invested Percentage during the immediately preceding Monthly Period and the amount of such payments.
          (e) During the Series 2009-1 Revolving Period, the Administrator may direct the Indenture Trustee in writing by 1:00 P.M., New York City time, on any Business Day to withdraw amounts on deposit in the Series 2009-1 Principal Collection Subaccount for any of the following purposes:
       (i) if such Business Day is a Borrowing Date, to fund all or a portion of the Loan being made to Holdings on such Borrowing Date pursuant to the Loan Agreement; or
       (ii) to reduce the Invested Amount of any Series of Investor Notes.
          (f) Prior to the occurrence of a Potential Amortization Event or an Amortization Event, on any Business Day during the period commencing on a Period End Date to but excluding the next succeeding Settlement Date on which the Administrator is able to determine the amounts to be distributed from the Series 2009-1 Settlement Collection Subaccount pursuant to paragraphs (i) through (xi) of Section 5A.4(c) on such Settlement Date, the Administrator may direct the Indenture Trustee in writing to withdraw from the Series 2009-1 General Collection Subaccount and remit to the Issuer the Series 2009-1 Available Excess Collections Amount for such Business Day.
          Section 5A.3 Determination of Interest.
          (a) The Bank of New York Mellon is hereby appointed Calculation Agent for the purpose of determining the Series 2009-1 Note Rate for each Series 2009-1 Interest Period. On each LIBOR Determination Date, the Calculation Agent shall determine the Series 2009-1 Note Rate for the next succeeding Series 2009-1 Interest Period and deliver notice of such Series 2009-1 Note Rate to the Indenture Trustee. On each LIBOR Determination Date, the Indenture Trustee shall deliver to the Administrator notice of the Series 2009-1 Note Rate for the next succeeding Series 2009-1 Interest Period.
          (b) On each Determination Date, the Administrator shall determine (i) the excess, if any (the “Interest Shortfall Amount”), of (A) the sum of (x) the Series 2009-1 Monthly Interest for the Series 2009-1 Interest Period ending on the next succeeding Payment Date and (y) the

Interest Shortfall Amount, if any, as of the preceding Payment Date (together with Additional Interest on such Interest Shortfall Amount) (such sum, the “Monthly Interest Payment”) over (B) the amount which will be available to pay interest on the Series 2009-1 Investor Notes in accordance with Section 5A.5 on such Payment Date. If the Interest Shortfall Amount with respect to any Payment Date is greater than zero, payments of interest to the Series 2009-1 Investor Noteholders will be reduced on a pro rata basis, based on the amount of interest payable to each such Series 2009-1 Investor Noteholder, by such Interest Shortfall Amount. An additional amount of interest (“Additional Interest”) shall accrue on the Interest Shortfall Amount for each Series 2009-1 Interest Period at the Series 2009-1 Note Rate for such Series 2009-1 Interest Period.
          Section 5A.4 Monthly Application of Collections.
          (a) On each Settlement Date, the Administrator shall direct the Indenture Trustee in writing to withdraw from the Series 2009-1 General Collection Subaccount and allocate to the Series 2009-1 Settlement Collection Subaccount an amount equal to Total Cash Available for such Settlement Date (less an amount equal to the investment income from the Series 2009-1 General Collection Subaccount and the Series 2009-1 Principal Collection Subaccount transferred to the Series 2009-1 Settlement Collection Subaccount pursuant to Section 5A.1(b)).
     (b) (i) If the Administrator determines that the aggregate amount distributable from the Series 2009-1 Settlement Collection Subaccount pursuant to paragraphs (i) through (viii) of Section 5A.4(c) on any Settlement Date exceeds the Total Cash Available for such Settlement Date (the “Deficiency”), the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 A.M., New York City time, on the Business Day immediately preceding such Settlement Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 A.M., New York City time, on such Settlement Date, withdraw from the Series 2009-1 Reserve Account and deposit in the Series 2009-1 Settlement Collection Subaccount an amount equal to the least of (x) such Deficiency, (y) the product of the average daily Series 2009-1 Invested Percentage during the immediately preceding Monthly Period and Aggregate Net Lease Losses for such Monthly Period and (z) the Series 2009-1 Reserve Account Amount and, to the extent that such amount is less than the Deficiency, withdraw from the Series 2009-1 Yield Supplement Account and deposit in the Series 2009-1 Settlement Collection Subaccount an amount equal to the lesser of the amount of such insufficiency and the Series 2009-1 Yield Supplement Account Amount. If the Deficiency with respect to any Settlement Date exceeds the amounts to be withdrawn from the Series 2009-1 Reserve Account and the Series 2009-1 Yield Supplement Account pursuant to the immediately preceding sentence, the Administrator shall instruct the Indenture Trustee in writing at or before 10:00 A.M., New York City time, on the Business Day immediately preceding such Settlement Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 A.M., New York City time, on such Settlement Date, withdraw from the Series 2009-1 Reserve Account and deposit in the Series 2009-1 Settlement Collection Subaccount an amount equal to the lesser of (x) the remaining portion of the Deficiency and (y) the Series 2009-1 Reserve Account Amount (after giving effect to the withdrawal described in the immediately preceding sentence).

       (ii) If the Administrator determines that (A) the amount to be deposited in the Series 2009-1 Distribution Account in accordance with Section 5A.4(c)(viii) and paid to the Series 2009-1 Investor Noteholders pursuant to Section 5A.6 on the Final Maturity Date is less than the Series 2009-1 Invested Amount, the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 A.M., New York City time, on the Business Day immediately preceding the Settlement Date preceding the Final Maturity Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 A.M., New York City time, on such Settlement Date, withdraw from the Series 2009-1 Reserve Account and deposit in the Series 2009-1 Distribution Account an amount equal to the lesser of such insufficiency and the Series 2009-1 Reserve Account Amount (after giving effect to any withdrawal therefrom pursuant to Section 5A.4(b)(i) on such Settlement Date). In addition, if the Series 2009-1 Reserve Account Amount is less than such insufficiency on the Final Maturity Date, the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 A.M., New York City time, on the Business Day immediately preceding the Settlement Date preceding the Final Maturity Date, and the Indenture Trustee shall, in accordance with such notice, by 11:00 A.M., New York City time, on such Settlement Date, withdraw from the Series 2009-1 Yield Supplement Account and deposit in the Series 2009-1 Distribution Account an amount equal to the lesser of such remaining insufficiency and the Series 2009-1 Yield Supplement Account Amount (after giving effect to any withdrawal therefrom pursuant to Section 5A.4(b)(i) on such Settlement Date).
          (c) On each Settlement Date, based solely on the information contained in the Monthly Settlement Statement with respect to Series 2009-1 Investor Notes, the Indenture Trustee shall apply the following amounts allocated to, or deposited in, the Series 2009-1 Settlement Collection Subaccount on such Settlement Date in the following order of priority:
       (i) to the Gain On Sale Account, an amount equal to the Series 2009-1 Monthly Residual Value Gain, if any, for such Settlement Date;
       (ii) to the Servicer, an amount equal to the Series 2009-1 Monthly Servicer Advance Reimbursement Amount for such Settlement Date;
       (iii) if VMS is not the Servicer, to the Servicer, an amount equal to the Series 2009-1 Basic Servicing Fee for the preceding Monthly Period plus, on the first Settlement Date following the transfer of the servicing from VMS to a successor Servicer pursuant to Section 9.1 of the Series 1999-1 SUBI Servicing Supplement, to the extent not reimbursed by VMS, the reasonable costs and expenses of the successor Servicer incurred in connection with the transfer of the servicing, in an amount up to $250,000;
       (iv) to the Series 2009-1 Distribution Account, an amount equal to the Monthly Interest Payment payable on the next succeeding Payment Date;
       (v) if VMS is the Servicer, to the Servicer, an amount equal to the Series 2009-1 Basic Servicing Fee for the preceding Monthly Period;

       (vi) to the Back-up Servicer, an amount equal to the lesser of (x) $16,667 and (y) the amount then payable to the Back-up Servicer pursuant to the Back-up Servicing Agreement;
       (vii) to the Administrator, an amount equal to the Series 2009-1 Administrator Fee for the preceding Monthly Period;
       (viii) (A) on any Settlement Date immediately succeeding a Monthly Period falling in the Series 2009-1 Revolving Period, to the Series 2009-1 Principal Collection Subaccount, an amount equal to the Series 2009-1 Allocated Asset Amount Deficiency, if any, on such Settlement Date and (B) on the earlier of (x) the second Settlement Date following the May 2010 Period End Date or (y) the first Settlement Date following the occurrence of an Amortization Event, to the Series 2009-1 Distribution Account, an amount equal to the lesser of the Series 2009-1 Principal Payment Amount for such Settlement Date and the Series 2009-1 Invested Amount on such Settlement Date;
       (ix) to the Series 2009-1 Reserve Account, to the extent that a Series 2009-1 Liquid Credit Enhancement Deficiency exists or, on any Settlement Date immediately succeeding a Monthly Period falling in the Series 2009-1 Amortization Period, to the extent that a Series 2009-1 Allocated Asset Amount Deficiency exists, an amount equal to the greater of such deficiencies;
       (x) to the Series 2009-1 Yield Supplement Account, to the extent that a Series 2009-1 Yield Supplement Deficiency exists (or, will exist after giving effect to any reduction in the Class X 1999-1B Invested Amount on such Settlement Date), an amount equal to such deficiency;
       (xi) if VMS is not the Servicer, to the Servicer, an amount equal to any Series 2009-1 Supplemental Servicing Fee for the preceding Monthly Period and any unpaid 2009-1 Supplemental Servicing Fee for any prior Monthly Period; and
       (xii) to, or at the written direction of, the Issuer, an amount equal to the balance remaining in the Series 2009-1 Settlement Collection Subaccount.
          Section 5A.5 Payment of Monthly Interest Payment.
          On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to the Series 2009-1 Investor Notes, the Indenture Trustee shall, in accordance with Section 6.1 of the Base Indenture, distribute from the Series 2009-1 Distribution Account the Monthly Interest Payment pro rata to each Series 2009-1 Investor Noteholder, to the extent of the amount deposited in the Series 2009-1 Distribution Account for the payment of interest pursuant to Section 5A.4(c)(iv) on the immediately preceding Settlement Date.
          Section 5A.6 Payment of Principal.

          (a) The principal amount of the Series 2009-1 Investor Notes shall be due and payable on the Final Maturity Date.
          (b) On the earlier of (x) the second Payment Date following the May 2010 Period End Date or (y) the first Payment Date following the first Settlement Date on or after the date of the occurrence of an Amortization Event and on each Payment Date thereafter, based solely on the information contained in the Monthly Settlement Statement with respect to the Series 2009-1 Investor Notes, the Indenture Trustee shall, in accordance with Section 6.1 of the Base Indenture, distribute from the Series 2009-1 Distribution Account pro rata to each Series 2009-1 Investor Noteholder, the amount deposited therein pursuant to Section 5A.4(c)(viii) and Section 5A.4(b)(ii) on the immediately preceding Settlement Date.
          (c) The Indenture Trustee shall notify the Person in whose name a Series 2009-1 Investor Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Series 2009-1 Investor Note will be paid. Such notice shall be made at the expense of the Administrator and shall be mailed within three (3) Business Days of receipt of a Monthly Settlement Statement indicating that such final payment will be made and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2009-1 Investor Note and shall specify the place where such Series 2009-1 Investor Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Series 2009-1 Investor Notes shall be (i) transmitted by facsimile to Series 2009-1 Investor Noteholders holding Global Notes and (ii) sent by registered mail to Series 2009-1 Investor Noteholders holding Definitive Notes and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2009-1 Investor Note and shall specify the place where such Series 2009-1 Investor Note may be presented and surrendered for payment of such installment.
          Section 5A.7 The Administrator’s Failure to Instruct the Indenture Trustee to Make a Deposit or Payment.
          When any payment or deposit hereunder or under any other Transaction Document is required to be made by the Indenture Trustee at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time. If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account or any subaccount thereof required to be given by the Administrator, at the time specified herein or in any other Transaction Document (after giving effect to applicable grace periods), the Indenture Trustee shall make such payment or deposit into or from the Collection Account or such subaccount without such notice or instruction from the Administrator; provided that the Administrator, upon request of the Indenture Trustee, promptly provides the Indenture Trustee with all information necessary to allow the Indenture Trustee to make such a payment or deposit. In the event that the Indenture Trustee shall take or refrain from taking action pursuant to this Section 5A.7, the Administrator shall, by 5:00 P.M., New York City time, on any day the Indenture Trustee makes a payment or deposit based on information or direction from the Administrator, provide (i) written confirmation of any such direction and (ii) written confirmation of all information used by the Administrator in giving any such direction.

          Section 5A.8 Series 2009-1 Reserve Account.
          (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2009-1 Investor Noteholders an account (the “Series 2009-1 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2009-1 Investor Noteholders. The Series 2009-1 Reserve Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such reduction, establish a new Series 2009-1 Reserve Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 2009-1 Reserve Account, it shall transfer all cash and investments from the non-qualifying Series 2009-1 Reserve Account into the new Series 2009-1 Reserve Account. Initially, the Series 2009-1 Reserve Account will be established with The Bank of New York Mellon.
          (b) The Issuer may instruct the institution maintaining the Series 2009-1 Reserve Account in writing to invest funds on deposit in the Series 2009-1 Reserve Account from time to time in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that any such investment shall mature not later than the Business Day prior to the Settlement Date following the date on which such funds were received. In absence of written direction as provided hereunder, funds on deposit in the Series 2009-1 Reserve Account shall remain uninvested.
          (c) All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2009-1 Reserve Account shall be deemed to be on deposit and available for distribution.
          (d) If there is a Series 2009-1 Reserve Account Surplus on any Settlement Date, the Administrator may notify the Indenture Trustee thereof in writing and instruct the Indenture Trustee to withdraw from the Series 2009-1 Reserve Account and pay to the Issuer, and the Indenture Trustee shall withdraw from the Series 2009-1 Reserve Account and pay to the Issuer, so long as no Series 2009-1 Allocated Asset Amount Deficiency exists or would result therefrom, an amount up to the lesser of (i) such Series 2009-1 Reserve Account Surplus on such Business Day and (ii) the Series 2009-1 Reserve Account Amount on such Business Day.
          (e) Amounts will be withdrawn from the Series 2009-1 Reserve Account in accordance with Section 5A.4(b).
          (f) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2009-1 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2009-1 Investor Noteholders, all of the Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2009-1 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2009-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2009-1 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2009-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. The Indenture Trustee and the Series 2009-1 Investor Noteholders shall have no interest in any amounts withdrawn from the Series 2009-1 Reserve Account and paid to the Issuer.
          (g) On the Series 2009-1 Note Termination Date, the Indenture Trustee, acting in accordance with the written instructions of the Administrator shall withdraw from the Series 2009-1 Reserve Account all amounts on deposit therein and pay them to the Issuer.
          Section 5A.9 Series 2009-1 Yield Supplement Account.
          (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2009-1 Investor Noteholders an account (the “Series 2009-1 Yield Supplement Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2009-1 Investor Noteholders. The Series 2009-1 Yield Supplement Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such reduction, establish a new Series 2009-1 Yield Supplement Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 2009-1 Yield Supplement Account, it shall transfer all cash and investments from the non-qualifying Series 2009-1 Yield Supplement Account into the new Series 2009-1 Yield Supplement Account. Initially, the Series 2009-1 Yield Supplement Account will be established The Bank of New York Mellon.
          (b) The Issuer may instruct the institution maintaining the Series 2009-1 Yield Supplement Account in writing to invest funds on deposit in the Series 2009-1 Yield Supplement Account from time to time in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that any such investment shall mature not later than the Business Day prior to the Settlement Date following the date on which such funds were received. In absence of written direction as provided hereunder, funds on deposit in the Series 2009-1 Yield Supplement Account shall remain uninvested.
          (c) All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2009-1 Yield Supplement Account shall be deemed to be on deposit and available for distribution.
          (d) If there is a Series 2009-1 Yield Supplement Account Surplus on any Settlement Date, the Administrator may notify the Indenture Trustee thereof in writing and request the Indenture Trustee to withdraw from the Series 2009-1 Yield Supplement Account pay to the Issuer, and the Indenture Trustee shall withdraw from the Series 2009-1 Yield Supplement Account and pay to the Issuer, an amount up to the lesser of (i) such Series 2009-1 Yield Supplement Account Surplus on such Business Day and (ii) the Series 2009-1 Yield Supplement Account Amount on such Business Day.

          (e) Amounts will be withdrawn from the Series 2009-1 Yield Supplement Account in accordance with Section 5A.4(b).
          (f) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2009-1 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2009-1 Investor Noteholders, all of the Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2009-1 Yield Supplement Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2009-1 Yield Supplement Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2009-1 Yield Supplement Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2009-1 Yield Supplement Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. The Indenture Trustee and the Series 2009-1 Investor Noteholders shall have no interest in any amounts withdrawn from the Series 2009-1 Yield Supplement Account and paid to the Issuer.
          (g) On the Series 2009-1 Note Termination Date, the Indenture Trustee, acting in accordance with the written instructions of the Administrator shall withdraw from the Series 2009-1 Yield Supplement Account all amounts on deposit therein and pay them to the Issuer.
          Section 5A.10 Series 2009-1 Distribution Account.
          (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2009-1 Investor Noteholders an account (the “Series 2009-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2009-1 Investor Noteholders. The Series 2009-1 Distribution Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such reduction, establish a new Series 2009-1 Distribution Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 2009-1 Distribution Account, it shall transfer all cash and investments from the non-qualifying Series 2009-1 Distribution Account into the new Series 2009-1 Distribution Account. Initially, the Series 2009-1 Distribution Account will be established with The Bank of New York Mellon.
          (b) The Issuer may instruct the institution maintaining the Series 2009-1 Distribution Account in writing to invest funds on deposit in the Series 2009-1 Distribution Account from time to time in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received. In absence of written direction as provided hereunder, funds on deposit in the Series 2009-1 Distribution Account shall remain uninvested.

          (c) On each Payment Date, the Indenture Trustee shall pay to the Issuer all interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2009-1 Distribution Account since the immediately preceding Payment Date.
          (d) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2009-1 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2009-1 Investor Noteholders, all of the Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2009-1 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2009-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2009-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2009-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds from time to time; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. The Indenture Trustee and the Series 2009-1 Investor Noteholders shall have no interest in any amounts withdrawn from the Series 2009-1 Distribution Account and paid to the Issuer.
          Section 5A.11 Lease Rate Caps.
          (a) The Issuer shall have obtained on the Series 2009-1 Closing Date and shall thereafter maintain one or more interest rate caps, substantially in the form of Exhibit D hereto, each from a Series 2009-1 Eligible Counterparty, having, in the aggregate, a notional amount on the Series 2009-1 Closing Date at least equal to the aggregate Lease Balance of all Fixed Rate Leases allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the Series 2009-1 Closing Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles and on each Settlement Date thereafter at least equal to the aggregate scheduled Lease Balance of all such Fixed Rate Leases as of the last day of the Monthly Period immediately preceding such Settlement Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles, and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the weighted average fixed rate of interest on such Fixed Rate Leases minus [***]% per annum.
          (b) The Issuer shall have obtained on the Series 2009-1 Closing Date and shall thereafter maintain either (i) one or more interest rate caps, substantially in the form of Exhibit D hereto, each from a Series 2009-1 Eligible Counterparty, having, in the aggregate, a notional amount on the Series 2009-1 Closing Date at least equal to the aggregate Lease Balance of all Floating Rate Leases providing for the right to convert the floating rate at which the finance charges accrue thereunder to a fixed rate that is not based on PHH’s cost of funds allocated to the Lease SUBI Portfolio as of the last day of the Monthly Period immediately preceding the Series 2009-1 Closing Date, plus, in the case of all such Floating Rate Leases that are Closed-End

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Leases, the aggregate Stated Residual Values of the related Leased Vehicles and on each Settlement Date thereafter at least equal to the aggregate scheduled Lease Balance of all such Floating Rate Leases (other than any such Floating Rate Lease that has been converted to a Fixed Rate Lease and as to which the Issuer shall have obtained an interest rate cap in accordance with Section 5A.11(c)) as of the last day of the Monthly Period immediately preceding such Settlement Date, plus, in the case of all such Floating Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles, and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the weighted average margin that would be added to the rates set forth in such Floating Rate Leases to determine the fixed rates at which finance charges would accrue thereunder upon conversion minus [***]% per annum or (ii) such other hedging instrument or mechanism with respect to such Floating Rate Leases with respect to which the Rating Agency Condition shall have been satisfied.
          (c) On or prior to the date that any Fixed Rate Lease is allocated to the Lease SUBI Portfolio on or after the Series 2009-1 Closing Date, the Issuer shall have obtained and shall thereafter maintain an interest rate cap, substantially in the form of Exhibit D hereto, from a Series 2009-1 Eligible Counterparty having a notional amount equal to the initial Lease Balance of such Fixed Rate Lease, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and on each Settlement Date thereafter at least equal to the scheduled Lease Balance of such Fixed Rate Lease as of the last day of the Monthly Period immediately preceding such Settlement Date, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the fixed rate of interest on such Fixed Rate Lease minus [***]% per annum.
          (d) On or prior to each Settlement Date, the Issuer shall have obtained and shall thereafter maintain an interest rate cap substantially in the form of Exhibit D hereto, from a Series 2009-1 Eligible Counterparty having a notional amount equal to the aggregate Lease Balance of each Floating Rate Lease allocated to the Lease SUBI that shall have been converted to a Fixed Rate Lease during the immediately preceding Monthly Period, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and on each Settlement Date thereafter at least equal to the scheduled Lease Balance of such newly converted Fixed Rate Lease as of the last day of the Monthly Period immediately preceding such Settlement Date, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the fixed rate of interest on such newly converted Fixed Rate Lease minus [***]% per annum.
          (e) If, at any time, any provider of an interest rate cap required to be obtained and maintained by the Issuer pursuant to this Section 5A.11 is not a Series 2009-1 Eligible Counterparty, the Issuer shall cause such provider to take the actions required of it under the terms of the interest rate cap to which it is a party within the time frames set forth therein following such occurrence. If any such provider of an interest rate cap fails to take the actions required of it under the terms of its interest rate cap, the Issuer shall, at such provider’s expense, obtain a replacement interest rate cap on the same terms from a Series 2009-1 Eligible Counterparty and, simultaneously with such replacement, the Issuer shall terminate the interest

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

rate cap being replaced. The Issuer will not permit any interest rate cap required to be obtained and maintained by the Issuer pursuant to this Section 5A.11 to be terminated or transferred in whole or in part unless a replacement interest rate cap therefor has been provided as described in the immediately preceding sentence and, after giving effect thereto, the Issuer has the interest rate caps required to be obtained and maintained by the Issuer pursuant to this Section 5A.11.
          Section 5A.12 Indenture Trustee As Securities Intermediary.
          (a) The Indenture Trustee or other Person holding the Series 2009-1 Reserve Account, the Series 2009-1 Yield Supplement Account or the Series 2009-1 Distribution Account (each a “Series 2009-1 Designated Account”) shall be the “Securities Intermediary”. If the Securities Intermediary in respect of any Series 2009-1 Designated Account is not the Indenture Trustee, the Issuer shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 5A.12.
          (b) The Securities Intermediary agrees that:
       (i) The Series 2009-1 Designated Accounts are accounts to which “financial assets” within the meaning of Section 8-102(a)(9) (“Financial Assets”) of the UCC in effect in the State of New York (the “New York UCC”) will be credited;
       (ii) All securities or other property underlying any Financial Assets credited to any Series 2009-1 Designated Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Series 2009-1 Designated Account be registered in the name of the Issuer, payable to the order of the Issuer or specially endorsed to the Issuer;
       (iii) All property delivered to the Securities Intermediary pursuant to this Indenture Supplement will be promptly credited to the appropriate Series 2009-1 Designated Account;
       (iv) Each item of property (whether investment property, security, instrument or cash) credited to a Series 2009-1 Designated Account shall be treated as a Financial Asset;
       (v) If at any time the Securities Intermediary shall receive any order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to the Series 2009-1 Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Issuer or the Administrator;
       (vi) The Series 2009-1 Designated Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of the UCC, New York shall be deemed to the Securities Intermediary’s jurisdiction and the Series 2009-1 Designated Accounts (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

       (vii) The Securities Intermediary has not entered into, and until termination of this Indenture Supplement, will not enter into, any agreement with any other Person relating to the Series 2009-1 Designated Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Indenture Supplement will not enter into, any agreement with the Issuer purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 5A.12(b)(v) of this Indenture Supplement; and
       (viii) Except for the claims and interest of the Indenture Trustee and the Issuer in the Series 2009-1 Designated Accounts, the Securities Intermediary knows of no claim to, or interest, in the Series 2009-1 Designated Accounts or in any Financial Asset credited thereto. If the Securities Intermediary has actual knowledge of the assertion by any other person of any lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2009-1 Designated Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Indenture Trustee, the Administrator and the Issuer thereof.
          (c) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2009-1 Designated Accounts and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2009-1 Designated Accounts.
ARTICLE III
AMORTIZATION EVENTS
          If any one of the following events shall occur with respect to the Series 2009-1 Investor Notes:
          (a) the Series 2009-1 Reserve Account shall have become subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien);
          (b) the Series 2009-1 Yield Supplement Account shall have become subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien);
          (c) a Series 2009-1 Liquid Credit Enhancement Deficiency shall occur and continue for at least two Business Days;
          (d) a Series 2009-1 Allocated Asset Amount Deficiency shall occur and continue for at least two Business Days;
          (e) a Series 2009-1 Yield Supplement Deficiency shall occur and continue for at least two Business Days;

          (f) the Three Month Average Charge-Off Ratio with respect to any Settlement Date exceeds [***]%;
          (g) the Three Month Average Paid-In Advance Loss Ratio with respect to any Settlement Date exceeds [***]%;
          (h) the Three Month Average Delinquency Ratio with respect to any Settlement Date exceeds [***]%;
          (i) the Loan Principal Amount on any Settlement Date is less than the Aggregate Invested Amount on such Settlement Date;
          (j) any Servicer Termination Event shall occur;
          (k) any Termination Event shall occur;
          (l) an Event of Default with respect to the Series 2009-1 Investor Notes shall occur;
          (m) an Insolvency Event shall occur with respect to SPV, Holdings, the Origination Trust, VMS, PHH Sub 1, PHH Sub 2 or PHH;
          (n) a Lease Rate Cap Event shall occur and continue for two Business Days;
          (o) failure on the part of the Issuer (i) to make any payment or deposit required by the terms of the Indenture (or within the applicable grace period which shall not exceed two Business Days after the date such payment or deposit is required to be made) or (ii) duly to observe or perform in any material respect any covenants or agreements of the Issuer set forth in the Base Indenture or this Indenture Supplement (other than any such failure that constitutes a Lease Rate Cap Event), which failure continues unremedied for a period of 30 days after there shall have been given to the Issuer by the Indenture Trustee or the Issuer and the Indenture Trustee by any Series 2009-1 Investor Noteholder, written notice specifying such default and requiring it to be remedied;
          (p) any representation or warranty made by the Issuer in the Base Indenture or this Indenture Supplement, or any information required to be delivered by the Issuer to the Indenture Trustee shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 30 days after there shall have been given to the Issuer by the Indenture Trustee or the Issuer and the Indenture Trustee by any Series 2009-1 Investor Noteholder, written notice thereof;
          (q) the Indenture Trustee shall for any reason cease to have a valid and perfected first priority security interest in the Collateral or any of VMS, the Issuer or any Affiliate of either thereof shall so assert;
          (r) there shall have been filed against PHH, PHH Sub 1, PHH Sub 2, VMS, the Origination Trust, Holdings or the Issuer (i) a notice of federal tax Lien from the Internal Revenue Service, (ii) a notice of Lien from the PBGC under Section 430(k) of the Internal

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Revenue Code or Section 303(k) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies or (iii) a notice of any other Lien the existence of which could reasonably be expected to have a material adverse effect on the business, operations or financial condition of such Person, and, in each case, 40 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;
          (s) one or more judgments or decrees shall be entered against the Issuer involving in the aggregate a liability (not paid or fully covered by insurance) of $100,000 or more and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or
          (t) any of the Transaction Documents shall cease, for any reason, to be in full force and effect, other than in accordance with its terms;
then, in the case of any event described in clause (o) through (t) above, an Amortization Event will be deemed to have occurred with respect to the Series 2009-1 Investor Notes only, if after the applicable grace period, either the Indenture Trustee or the Series 2009-1 Required Investor Noteholders, declare that an Amortization Event has occurred with respect to the Series 2009-1 Investor Notes. In the case of any event described in clauses (a) through (n) above, an Amortization Event with respect to the Series 2009-1 Investor Notes will be deemed to have occurred without notice or other action on the part of the Indenture Trustee or the Series 2009-1 Investor Noteholders.
ARTICLE IV
OPTIONAL PREPAYMENT
          The Issuer shall have the option to prepay the Series 2009-1 Investor Notes in full on any Payment Date on or after the Payment Date on which the Series 2009-1 Invested Amount is less than or equal to 10% of the Series 2009-1 Initial Invested Amount. The Issuer shall give the Indenture Trustee at least ten Business Days’ prior written notice of the Payment Date on which the Issuer intends to exercise such option to prepay (the “Prepayment Date”). The prepayment price for the Series 2009-1 Investor Notes shall equal the aggregate outstanding principal balance of the Series 2009-1 Investor Notes (determined after giving effect to any payments of principal and interest on such Payment Date), plus accrued and unpaid interest on such outstanding principal balance. Not later than 11:00 A.M., New York City time, on such Prepayment Date, the Issuer shall deposit in the Series 2009-1 Distribution Account an amount sufficient together with the funds deposited into the Series 2009-1 Distribution Account pursuant to Section 5A.4(c)(iv) and Section 5A.4(c)(viii) on the immediately preceding Settlement Date to pay the prepayment price in immediately available funds. The funds deposited into the Series 2009-1 Distribution Account will be paid by the Indenture Trustee to the Series 2009-1 Investor Noteholders on such Prepayment Date.

ARTICLE V
SERVICING AND ADMINISTRATOR FEES
          Section 5.1 Servicing Fees. A periodic servicing fee (the “Series 2009-1 Basic Servicing Fee”) shall be payable to the Servicer on each Settlement Date for the preceding Monthly Period in an amount equal to the product of (a) [***]% (the “Series Servicing Fee Percentage”) times (b) the daily average of the Series 2009-1 Allocated Adjusted Aggregate Unit Balance for such Monthly Period times (c) the number of days in such Monthly Period divided by 365 (or 366, as applicable) days; provided, however that if VMS is not the Servicer, the servicing fee payable to the Servicer on each Settlement Date hereunder may be increased such that the sum of the Series 2009-1 Basic Servicing Fee and the additional servicing fee payable to the Servicer hereunder (the “Series 2009-1 Supplemental Servicing Fee”) for each Monthly Period equals [***]% of the costs to the successor Servicer of servicing the portion of the Lease SUBI Portfolio allocated to Series 2009-1 during such Monthly Period. For this purpose, the portion of the Lease SUBI Portfolio allocated to Series 2009-1 for each Monthly Period shall equal the average Series 2009-1 Invested Percentage during such Monthly Period. The Series 2009-1 Basic Servicing Fee and any Series 2009-1 Supplemental Servicing Fee shall be payable to the Servicer on each Settlement Date pursuant to Section 5A.4(c).
          Section 5.2 Administrator Fee. A periodic fee (the “Series 2009-1 Administrator Fee”) shall be payable to the Administrator on each Settlement Date for the preceding Monthly Period in an amount equal to the product of (a) [***]% times (b) the daily average of the Series 2009-1 Allocated Adjusted Aggregate Unit Balance for such Monthly Period times (c) the number of days in such Monthly Period divided by 365 (or 366, as applicable) days. The Series 2009-1 Administrator Fee shall be payable to the Administrator on each Settlement Date pursuant to Section 5A.4(c)(vi).
ARTICLE VI
FORM OF SERIES 2009-1 NOTES
Section 6.1 Initial Issuance of Series 2009-1 Investor Notes.
          The Series 2009-1 Investor Notes are being offered and sold by the Issuer pursuant to a Purchase Agreement, dated June 2, 2009, among the Issuer, VMS, PHH and J.P. Morgan Securities Inc., Banc of America Securities LLC and Citigroup Global Markets, Inc., as the representatives of the initial purchasers. The Series 2009-1 Investor Notes will be resold initially only to (1) qualified institutional buyers (as defined in Rule 144A) (“QIBs”) in reliance on Rule 144A and (2) in the case of offers outside the United States, to Persons other than U.S. Persons (as defined in Regulation S of the Securities Act) in accordance with Rule 903 of Regulation S.
          Section 6.2 Restricted Global Note.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          The Series 2009-1 Investor Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more Global Notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1, registered in the name of Cede & Co., as nominee of DTC, and deposited with The Bank of New York Mellon, as custodian of DTC (collectively, the “Restricted Global Note”). The aggregate initial principal amount of the Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of The Bank of New York Mellon, as custodian for DTC, in connection with a corresponding decrease or increase in the initial principal amount of the Temporary Global Note or the Permanent Global Note, as hereinafter provided.
          Section 6.3 Temporary Global Note and Permanent Global Note.
          Series 2009-1 Investor Notes offered and sold on the Series 2009-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more Global Notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2, which shall be deposited on behalf of the purchasers of the Series 2009-1 Investor Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the account of Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”) or for Clearstream Banking, societe anonyme (“Clearstream”), duly executed by the Issuer and authenticated by the Indenture Trustee in the manner set forth in Section 2.3 of the Base Indenture. Until such time as the Restricted Period shall have terminated, such Global Notes shall be referred to herein collectively as the “Temporary Global Note”. After such time as the Restricted Period shall have terminated, such Series 2009-1 Investor Notes, as to which the Indenture Trustee has received from Euroclear or Clearstream, as the case may be, a certificate substantially in the form of Exhibit B-4 to the effect that Euroclear or Clearstream, as applicable, has received a certificate substantially in the form of Exhibit B-5, shall be exchanged, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form of Exhibit A-3, as hereinafter provided (collectively, the “Permanent Global Note”). The principal amount of the Temporary Global Note or the Permanent Global Note may from time to time be increased or decreased by adjustments made on the records of The Bank of New York Mellon, as custodian for DTC, in connection with a corresponding decrease or increase of principal amount of the Restricted Global Note, as hereinafter provided.
          Section 6.4 Definitive Notes.
          No Series 2009-1 Note Owner will receive a Definitive Note representing such Series 2009-1 Note Owner’s interest in the Series 2009-1 Investor Notes other than in accordance with Section 2.11 of the Base Indenture.
          Section 6.5 Transfer Restrictions.
          (a) A Series 2009-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, and no such transfer to any such other Person may be registered; provided, however, that this Section 6.5(a) shall not prohibit any transfer of a Series 2009-1 Investor Note that is issued in exchange for a Series 2009-1 Global Note but is not itself a Series 2009-1 Global Note and shall not prohibit any transfer of a beneficial interest in a Series 2009-1 Global Note effected in accordance with the other provisions of this Section 6.5.

          (b) The transfer by an owner of a beneficial interest in a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.
          (c) If the owner of a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Temporary Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Global Note, such exchange or transfer may be effected, subject to the applicable rules and procedures of DTC, Euroclear and Clearstream (the “Applicable Procedures”), only in accordance with the provisions of this Section 6.5(c). Upon receipt by the Transfer Agent and Registrar, at the office of the Transfer Agent and Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Global Note, in a principal amount equal to that of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 given by the holder of such beneficial interest in the Restricted Global Note, the Transfer Agent and Registrar, if it is not The Bank of New York Mellon, shall instruct The Bank of New York Mellon, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Temporary Global Note, by the principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Global Note having a principal amount equal to the amount by which the principal amount of the Restricted Global Note was reduced upon such exchange or transfer.
          (d) If the owner of a beneficial interest in the Restricted Global Note wishes at any time to exchange its interest in the Restricted Global Note for an interest in the Permanent Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 6.5(d). Upon receipt by the Transfer Agent and Registrar, at the office of the Transfer Agent and Registrar, of (A) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Global Note in a principal amount equal to that of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit D-2 given by the holder of such beneficial interest in the Restricted Global Note, the Transfer Agent and Registrar, if it is not The Bank of New York Mellon, shall instruct The Bank of New York Mellon, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Permanent Global Note, by the principal amount of the beneficial interest in the Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Global Note having a principal amount equal to the amount by which the principal amount of the Restricted Global Note was reduced upon such exchange or transfer.
          (e) If the owner of a beneficial interest in the Temporary Global Note or the Permanent Global Note wishes at any time to exchange its interest in the Temporary Global Note or the Permanent Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 6.5(e). Upon receipt by the Transfer Agent and Registrar, at the office of the Transfer Agent and Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in the Temporary Global Note or the Permanent Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in the Temporary Global Note (but not the Permanent Global Note), a certificate in substantially the form set forth in Exhibit B-3 given by the holder of such beneficial interest in the Temporary Global Note, the Transfer Agent and Registrar, if it is not The Bank of New York Mellon, shall instruct The Bank of New York Mellon, as custodian of DTC, to reduce the principal amount of the Temporary Global Note or the Permanent Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in the Temporary Global Note or the Permanent Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of the Temporary Global Note or the Permanent Global Note, as the case may be, was reduced upon such exchange or transfer.
          (f) In the event that a Series 2009-1 Global Note or any portion thereof is exchanged for Series 2009-1 Investor Notes other than Series 2009-1 Global Notes, such other Series 2009-1 Investor Notes may in turn be exchanged (upon transfer or otherwise) for Series

2009-1 Investor Notes that are not Series 2009-1 Global Notes or for a beneficial interest in a Series 2009-1 Global Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Sections 6.5(a) through Section 6.5(e) and Section 6.5(g) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2009-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures, as may be adopted from time to time by the Issuer and the Transfer Agent and Registrar.
          (g) Until the termination of the Restricted Period, interests in the Temporary Global Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided, that this Section 6.5(g) shall not prohibit any transfer in accordance with Section 6.5(e). After the expiration of the Restricted Period, interests in the Permanent Global Note may be transferred without requiring any certifications.
          (h) The Series 2009-1 Investor Notes shall bear the following legends to the extent indicated:
     (i) The Restricted Notes shall bear the following legend:
     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CHESAPEAKE FUNDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUER, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE IN ACCORDANCE WITH THE INDENTURE SUPPLEMENT.

     (ii) The Temporary Global Note shall bear the following legend:
     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES AND OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF CHESAPEAKE FUNDING LLC (THE “ISSUER”) THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO THE ISSUER.
     (iii) The Series 2009-1 Global Note shall bear the following legends:
     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

     (iv) The required legends set forth above shall not be removed from the applicable Series 2009-1 Investor Notes except as provided herein. The legend required for a Restricted Note may be removed from such Restricted Note if there is delivered to the Issuer and the Transfer Agent and Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2009-1 Investor Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Indenture Trustee at the direction of the Issuer shall authenticate and deliver in exchange for such Restricted Note a Series 2009-1 Investor Note or Series 2009-1 Investor Notes having an equal aggregate principal amount that does not bear such legend.
ARTICLE VII
INFORMATION
          The Issuer hereby agrees to provide to the Indenture Trustee, on each Determination Date, a Monthly Settlement Statement, substantially in the form of Exhibit C, setting forth as of the last day of the most recent Monthly Period and for such Monthly Period the information set forth therein. The Indenture Trustee shall provide to the Series 2009-1 Investor Noteholders, or their designated agent, copies of each Monthly Settlement Statement. The Issuer hereby agrees to promptly notify the Federal Reserve Bank of New York and all Series 2009-1 Investors Noteholders, in writing, of the occurrence of any Amortization Event. Such notice shall be delivered to the Federal Reserve Bank of New York’s custodian at talf@bnymellon.com and to the Federal Reserve Bank of New York at talfreports@ny.frb.org at the same time notice of such Amortization Event shall be delivered to the Indenture Trustee. The Issuer shall include the material details of any such Amortization Event in the first Monthly Settlement Statement delivered by it hereunder following the occurrence of such Amortization Event.
ARTICLE VIII
MISCELLANEOUS
          Section 8.1 Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.
          Section 8.2 Governing Law. THIS INDENTURE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 8.3 Further Assurances. Each of the Issuer and the Indenture Trustee agrees, at the Administrator’s expense, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Series 2009-1 Required Investor Noteholders more fully to effect the purposes of this Indenture Supplement and the sale of the Series 2009-1 Investor Notes hereunder. The Issuer hereby authorizes the Indenture Trustee to file any financing statements or similar documents or notices or continuation statements in order to perfect the Indenture Trustee’s security interest in the Series 2009-1 Collateral under the provisions of the UCC or similar legislation of any applicable jurisdiction.
          Section 8.4 Exhibits. The following exhibits attached hereto supplement the exhibits included in the Base Indenture:

Exhibit A-1:	Form of Restricted Global Investor Note
Exhibit A-2:	Form of Temporary Global Investor Note
Exhibit A-3:	Form of Permanent Global Investor Note
Exhibit B-1:	Form of Transfer Certificate
Exhibit B-2:	Form of Transfer Certificate
Exhibit B-3:	Form of Transfer Certificate
Exhibit B-4:	Form of Clearing System Certificate
Exhibit B-5:	Form of Certificate of Beneficial Ownership
Exhibit C:	Form of Monthly Settlement Statement
Exhibit D:	Form of Lease Rate Cap
          Section 8.5 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Indenture Trustee, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.
          Section 8.6 Amendments. (a) This Indenture Supplement may be amended in writing from time to time in accordance with the terms of the Base Indenture.
          (b) No amendment specified in this Indenture Supplement as requiring satisfaction of the Rating Agency Condition shall be effective until the Rating Agency Condition is satisfied with respect thereto.
          Section 8.7 Severability If any provision hereof is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.
          Section 8.8 Counterparts This Indenture Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.
          Section 8.9 No Bankruptcy Petition (a) By acquiring a Series 2009-1 Investor Note or an interest therein, each Series 2009-1 Investor Noteholder and each Series 2009-1 Investor Note Owner hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.
          (b) The Issuer and the Indenture Trustee and, by acquiring a Series 2009-1 Investor Note or an interest therein, each Series 2009-1 Investor Noteholder and each Series 2009-1 Investor Note Owner, hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.
          (c) This covenant shall survive the termination of this Indenture Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.
          Section 8.10 SUBIs By acquiring a Series 2009-1 Investor Note or an interest therein, each Series 2009-1 Investor Noteholder and each Series 2009-1 Investor Note Owner, and the Issuer hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this Section as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease Receivable SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable

SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.
          Section 8.11 Notice to Rating Agencies The Indenture Trustee shall provide to each Rating Agency a copy of each notice delivered to, or required to be provided by, the Indenture Trustee pursuant to this Indenture Supplement or any other Transaction Document.
          Section 8.12 Conflict of Instructions In the event the Issuer and the Administrator shall have delivered conflicting instructions to the Indenture Trustee to take or refrain from taking action hereunder, the Indenture Trustee shall follow the instructions of the Issuer.

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

CHESAPEAKE FUNDING LLC
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON, as Indenture Trustee
By:	/s/ Jared Fischer
	Name:	Jared Fischer
	Title:	Assistant Treasurer

[2009-1 Indenture Supplement]

EXHIBIT A-1
TO SERIES 2009-1
INDENTURE SUPPLEMENT
FORM OF RESTRICTED GLOBAL SERIES 2009-1 INVESTOR NOTE

No.	$[ ]
SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP (CINS) NO. 165182AM8
ISIN NO. US165182AM88
COMMON CODE 040584889
          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CHESAPEAKE FUNDING LLC (THE “ISSUER”) OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUER, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE IN ACCORDANCE WITH THE INDENTURE SUPPLEMENT.
          THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF

A-1-1

THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.
          THE PRINCIPAL OF THIS SERIES 2099-1 INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS SERIES 2009-1 INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
CHESAPEAKE FUNDING LLC
SERIES 2009-1 FLOATING RATE ASSET BACKED INVESTOR NOTES
          CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                    ] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Series 2009-1 Investor Note shall be due on the Final Maturity Date. However, principal with respect to the Series 2009-1 Investor Notes may be paid earlier under certain limited circumstances described in the Indenture. The Issuer will pay interest on this Series 2009-1 Investor Note for each Series 2009-1 Interest Period, in accordance with the terms of the Indenture, at the Series 2009-1 Note Rate for such Interest Period. Each “Series 2009-1 Interest Period” will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2009-1 Interest Period shall commence on and include the Series 2009-1 Closing Date and end on and include July 15, 2009. Such principal of and interest on this Series 2009-1 Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.
          The principal of and interest on this Series 2009-1 Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Series 2009-1 Investor Note shall be applied as provided in the Indenture. This Series 2009-1

A-1-2

Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC (“VMS”) or any affiliate of VMS other than the Issuer.
          Reference is made to the further provisions of this Series 2009-1 Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Series 2009-1 Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Series 2009-1 Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: The Bank of New York Mellon, 101 Barclay Street, Floor 4W, New York, New York 10286 Attention: Structured Finance Services — Chesapeake Funding, Series 2009-1. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.
          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Series 2009-1 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-1-3

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.
Date:

CHESAPEAKE FUNDING LLC
By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
          This is one of the Series 2009-1 Investor Notes issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee
By:
Authorized Signatory

A-1-4

[REVERSE OF SERIES 2009-1 INVESTOR NOTE]
          This Series 2009-1 Investor Note is one of a duly authorized issue of Series 2009-1 Investor Notes of the Issuer designated its Series 2009-1 Floating Rate Asset Backed Investor Notes (herein called the “Series 2009-1 Investor Notes”), all issued under (i) an Amended and Restated Base Indenture dated as of December 17, 2008 (such Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2009-1 Indenture Supplement dated as of June 9, 2009 (the “Series 2009-1 Indenture Supplement”) between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2009-1 Indenture Supplement are referred to herein as the “Indenture”. The Series 2009-1 Investor Notes are subject to all terms of the Indenture. All terms used in this Series 2009-1 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.
          The Series 2009-1 Notes are and will be secured by the Series 2009-1 Collateral pledged as security therefor as provided in the Indenture and the Series 2009-1 Indenture Supplement.
          Principal of the Series 2009-1 Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. “Payment Date” means the 15th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing July 15, 2009.
          The entire unpaid principal amount of this Series 2009-1 Investor Note shall be due and payable on the Final Maturity Date. Notwithstanding the foregoing, principal on the Series 2009-1 Investor Notes will be paid earlier during the Series 2009-1 Amortization Period as described in the Indenture. All principal payments on the Series 2009-1 Investor Notes shall be made pro rata to the Series 2009-1 Investor Noteholders entitled thereto.
          The Issuer will have the option to prepay the Series 2009-1 Investor Notes, in whole but not in part, on any Payment Date on or after the Payment Date on which the Series 2009-1 Invested Amount is less than or equal to 10% of the Series 2009-1 Initial Invested Amount. The prepayment price for the Series 2009-1 Investor Notes will be equal to the amount set forth in the Indenture.
          Interest will accrue on this Series 2009-1 Investor Notes for each Series 2009-1 Interest Period at a rate equal to (i) with respect to the initial Series 2009-1 Interest Period, [***]% per annum and (ii) with respect to each Series 2009-1 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2009-1 Interest Period plus [***]% per annum (the “Series 2009-1 Note Rate”). “One-Month LIBOR” means, for each Series 2009-1 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

A-1-5

2009-1 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2009-1 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2009-1 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2009-1 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2009-1 Interest Period.
          The Issuer shall pay interest on overdue installments of interest at the Series 2009-1 Note Rate to the extent lawful.
          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Series 2009-1 Investor Note may be registered on the Note Register upon surrender of this Series 2009-1 Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series 2009-1 Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Series 2009-1 Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
          The Issuer and the Indenture Trustee covenant and agree in the Series 2009-1 Indenture Supplement and, by acquiring a Series 2009-1 Investor Note or an interest therein, each Series 2009-1 Investor Noteholder and each Series 2009-1 Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.
          Each Series 2009-1 Investor Noteholder, by acceptance of a Series 2009-1 Investor Note or, in the case of a Series 2009-1 Investor Note Owner, a beneficial interest in a Series 2009-1 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be

A-1-6

enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.
          Each Series 2009-1 Investor Noteholder or Series 2009-1 Investor Note Owner, by acceptance of a Series 2009-1 Investor Note or, in the case of a Series 2009-1 Investor Note Owner, a beneficial interest in a Series 2009-1 Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Series 2009-1 Investor Noteholder or Series 2009-1 Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.
          It is the intent of the Issuer, each Series 2009-1 Investor Noteholder and each Series 2009-1 Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Series 2009-1 Investor Notes will evidence indebtedness of the Issuer secured by the Series 2009-1 Collateral. Each Series 2009-1 Investor Noteholder and each Series 2009-1 Investor Note Owner, by the acceptance of this Series 2009-1 Investor Note, agrees to treat this Series 2009-1 Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

A-1-7

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2009-1 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2009-1 Investor Notes affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2009-1 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2009-1 Investor Notes, on behalf of the Holders of all the Series 2009-1 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Series 2009-1 Investor Note (or any one or more predecessor Series 2009-1 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Series 2009-1 Investor Note and of any Series 2009-1 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series 2009-1 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2009-1 Investor Notes issued thereunder.
          The term “Issuer” as used in this Series 2009-1 Investor Note includes any successor to the Issuer under the Indenture.
          The Series 2009-1 Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
          This Series 2009-1 Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.
          No reference herein to the Indenture and no provision of this Series 2009-1 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Series 2009-1 Investor Note at the times, place and rate, and in the coin or currency herein prescribed.
          Interests in this Restricted Global Series 2009-1 Investor Note are exchangeable or transferable in whole or in part for interests in a Temporary Global Series 2009-1 Investor Note or a Permanent Global Series 2009-1 Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series 2009-1 Indenture Supplement. Interests in this Restricted Global Series 2009-1 Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

A-1-8

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)
the within Series 2009-1 Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Series 2009-1 Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[1]

Signature Guaranteed:

1/	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Series 2009-1 Investor Note, without alteration, enlargement or any change whatsoever.

A-1-9

EXHIBIT A-2
TO SERIES 2009-1
INDENTURE SUPPLEMENT
FORM OF TEMPORARY GLOBAL INVESTOR NOTE

No.	$[ ]
SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP (CINS) NO. U16492AC1
ISIN NO. USU16492AC18
COMMON CODE 040584838
          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES AND OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF CHESAPEAKE FUNDING LLC (THE “ISSUER”) THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO THE ISSUER.
          THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

A-2-1

          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.
          THE PRINCIPAL OF THIS SERIES 2009-1 INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS SERIES 2009-1 INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
CHESAPEAKE FUNDING LLC
SERIES 2009-1 FLOATING RATE ASSET BACKED INVESTOR NOTES
          CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                    ] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Series 2009-1 Investor Note shall be due on the Final Maturity Date. However, principal with respect to the Series 2009-1 Investor Notes may be paid earlier under certain limited circumstances described in the Indenture. The Issuer will pay interest on this Series 2009-1 Investor Note for each Series 2009-1 Interest Period, in accordance with the terms of the Indenture, at the Series 2009-1 Note Rate for such Interest Period. Each “Series 2009-1 Interest Period” will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2009-1 Interest Period shall commence on and include the Series 2009-1 Closing Date and end on and include July 15, 2009. Such principal of and interest on this Series 2009-1 Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.
          The principal of and interest on this Series 2009-1 Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Series 2009-1 Investor Note shall be applied as provided in the Indenture. This Series 2009-1 Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC (“VMS”) or any affiliate of VMS other than the Issuer.
          Reference is made to the further provisions of this Series 2009-1 Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Series 2009-1 Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Series 2009-1 Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for

A-2-2

information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: The Bank of New York Mellon, 101 Barclay Street, Floor 4W, New York, New York 10286 Attention: Structured Finance Services — Chesapeake Funding, Series 2009-1. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.
          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Series 2009-1 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-2-3

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.
Date:

CHESAPEAKE FUNDING LLC
By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
          This is one of the Series 2009-1 Investor Notes issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee
By:
Authorized Signatory

A-2-4

[REVERSE OF SERIES 2009-1 INVESTOR NOTE]
     This Series 2009-1 Investor Note is one of a duly authorized issue of Series 2009-1 Investor Notes of the Issuer designated its Series 2009-1 Floating Rate Asset Backed Investor Notes (herein called the “Series 2009-1 Investor Notes”), all issued under (i) an Amended and Restated Base Indenture dated as of December 17, 2008 (such Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2009-1 Indenture Supplement dated as of June 9, 2009 (the “Series 2009-1 Indenture Supplement”) between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2009-1 Indenture Supplement are referred to herein as the “Indenture”. The Series 2009-1 Investor Notes are subject to all terms of the Indenture. All terms used in this Series 2009-1 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.
     The Series 2009-1 Notes are and will be secured by the Series 2009-1 Collateral pledged as security therefor as provided in the Indenture and the Series 2009-1 Indenture Supplement.
     Principal of the Series 2009-1 Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. “Payment Date” means the 15th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing July 15, 2009.
     The entire unpaid principal amount of this Series 2009-1 Investor Note shall be due and payable on the Final Maturity Date. Notwithstanding the foregoing, principal on the Series 2009-1 Investor Notes will be paid earlier during the Series 2009-1 Amortization Period as described in the Indenture. All principal payments on the Series 2009-1 Investor Notes shall be made pro rata to the Series 2009-1 Investor Noteholders entitled thereto.
     The Issuer will have the option to prepay the Series 2009-1 Investor Notes, in whole but not in part, on any Payment Date on or after the Payment Date on which the Series 2009-1 Invested Amount is less than or equal to 10% of the Series 2009-1 Initial Invested Amount. The prepayment price for the Series 2009-1 Investor Notes will be equal to the amount set forth in the Indenture.
     Interest will accrue on this Series 2009-1 Investor Notes for each Series 2009-1 Interest Period at a rate equal to (i) with respect to the initial Series 2009-1 Interest Period, [***]% per annum and (ii) with respect to each Series 2009-1 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2009-1 Interest Period plus [***]% per annum (the “Series 2009-1 Note Rate”). “One-Month LIBOR” means, for each Series 2009-1 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

A-2-5

2009-1 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2009-1 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2009-1 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2009-1 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2009-1 Interest Period.
     The Issuer shall pay interest on overdue installments of interest at the Series 2009-1 Note Rate to the extent lawful.
     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Series 2009-1 Investor Note may be registered on the Note Register upon surrender of this Series 2009-1 Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series 2009-1 Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Series 2009-1 Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
     The Issuer and the Indenture Trustee covenant and agree in the Series 2009-1 Indenture Supplement and, by acquiring a Series 2009-1 Investor Note or an interest therein, each Series 2009-1 Investor Noteholder and each Series 2009-1 Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.
     Each Series 2009-1 Investor Noteholder, by acceptance of a Series 2009-1 Investor Note or, in the case of a Series 2009-1 Investor Note Owner, a beneficial interest in a Series 2009-1 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be

A-2-6

enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.
     Each Series 2009-1 Investor Noteholder or Series 2009-1 Investor Note Owner, by acceptance of a Series 2009-1 Investor Note or, in the case of a Series 2009-1 Investor Note Owner, a beneficial interest in a Series 2009-1 Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Series 2009-1 Investor Noteholder or Series 2009-1 Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.
     It is the intent of the Issuer, each Series 2009-1 Investor Noteholder and each Series 2009-1 Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Series 2009-1 Investor Notes will evidence indebtedness of the Issuer secured by the Series 2009-1 Collateral. Each Series 2009-1 Investor Noteholder and each Series 2009-1 Investor Note Owner, by the acceptance of this Series 2009-1 Investor Note, agrees to treat this Series 2009-1 Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

A-2-7

     Each Holder of this Series 2009-1 Investor Note shall provide to the Indenture Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute), with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Series 2009-1 Investor Note is a non-U.S. person and providing the Holder’s name and address. If the information provided in the statement changes, the Holder of this Series 2009-1 Investor Note shall so inform the Indenture Trustee within 30 days of such change.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2009-1 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2009-1 Investor Notes affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2009-1 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2009-1 Investor Notes, on behalf of the Holders of all the Series 2009-1 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Series 2009-1 Investor Note (or any one or more predecessor Series 2009-1 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Series 2009-1 Investor Note and of any Series 2009-1 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series 2009-1 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2009-1 Investor Notes issued thereunder.
     The term “Issuer” as used in this Series 2009-1 Investor Note includes any successor to the Issuer under the Indenture.
     The Series 2009-1 Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
     This Series 2009-1 Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.
     No reference herein to the Indenture and no provision of this Series 2009-1 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Series 2009-1 Investor Note at the times, place and rate, and in the coin or currency herein prescribed.
     During the Restricted Period (as defined below), payments (if any) on this Temporary Global Series 2009-1 Investor Note will only be paid to the extent that there is presented by Clearstream Banking, société anonyme (“Clearstream”), or Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), to the Indenture Trustee a certificate to the effect that it has received from or in respect of persons entitled to a Series 2009-1 Investor Note (as shown by its records) certification in form reasonably satisfactory to the

A-2-8

Indenture Trustee from such persons that their beneficial ownership interests in the Temporary Global Series 2009-1 Investor Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act. After the Restricted Period, the holder of this Temporary Global Series 2009-1 Investor Note will not be entitled to receive any payment hereon, until this Temporary Global Series 2009-1 Investor Note is exchanged in full for a Permanent Global Series 2009-1 Investor Note. This Temporary Global Series 2009-1 Investor Note shall in all other respects be entitled to the same benefits as a Permanent Global Series 2009-1 Investor Note under the Indenture.
     After the end of the period commencing on the Series 2009-1 Closing Date and ending on the date that is the 40th day after the Series 2009-1 Closing Date (the “Restricted Period”), interests in this Temporary Global Series 2009-1 Investor Note may be exchanged (free of charge) for interests in a Permanent Global Series 2009-1 Investor Note in the form of Exhibit A-3 to the Series 2009-1 Indenture Supplement upon presentation of this Temporary Global Series 2009-1 Investor Note to the Indenture Trustee. The Permanent Global Series 2009-1 Investor Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Series 2009-1 Investor Note in respect of which there shall have been presented to the Indenture Trustee by Euroclear or Clearstream a certificate to the effect that it has received from or in respect of persons entitled to a Series 2009-1 Investor Note (as shown by its records) certification in form reasonably satisfactory to the Indenture Trustee from such persons that their beneficial ownership interests in the Temporary Global Series 2009-1 Investor Note are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.
     On an exchange of the whole of this Temporary Global Series 2009-1 Investor Note, this Temporary Global Series 2009-1 Investor Note shall be surrendered to the Indenture Trustee. On an exchange of part only of this Temporary Global Series 2009-1 Investor Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Issuer. If, following the issuance of a Permanent Global Series 2009-1 Investor Note in exchange for some of the Series 2009-1 Investor Notes represented by this Temporary Global Series 2009-1 Investor Note, further Series 2009-1 Investor Notes are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issuance of a new Permanent Global Series 2009-1 Investor Note, by the Issuer or its agent endorsing Schedule A of the Permanent Global Series 2009-1 Investor Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Series 2009-1 Investor Note by an amount equal to the aggregate principal amount of the additional Series 2009-1 Investor Notes to be exchanged.
     Interests in this Temporary Global Series 2009-1 Investor Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream. For purposes of this Temporary Global Series 2009-1 Investor Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Series 2009-1 Investor Notes and of the principal amount of Series 2009-1 Investor Notes represented by this Temporary Global Series 2009-1 Investor Note credited to the securities accounts of such holders of Series 2009-1 Investor Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Series

A-2-9

2009-1 Investor Note or Series 2009-1 Investor Notes credited to the securities account of such holder and stating the principal amount of such Series 2009-1 Investor Note or Series 2009-1 Investor Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Series 2009-1 Investor Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Series 2009-1 Investor Note represented by this Temporary Global Series 2009-1 Investor Note which is credited to such holder’s securities account with Euroclear or Clearstream without the production of this Temporary Global Series 2009-1 Investor Note.
          Interests in this Temporary Global Series 2009-1 Investor Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Series 2009-1 Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series 2009-1 Indenture Supplement. Interests in this Temporary Global Series 2009-1 Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

A-2-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
(name and address of assignee)
the within Series 2009-1 Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Series 2009-1 Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[2]

Signature Guaranteed:

2/	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Series 2009-1 Investor Note, without alteration, enlargement or any change whatsoever.

A-2-11

EXHIBIT A-3
TO SERIES 2009-1
INDENTURE SUPPLEMENT
FORM OF PERMANENT GLOBAL SERIES 2009-1 INVESTOR NOTE

No.	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS
CUSIP (CINS) NO. U16492AC1
ISIN NO. USU16492AC18
COMMON CODE 040584838
     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.
     THE PRINCIPAL OF THIS SERIES 2009-1 INVESTOR NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS SERIES 2009-1 INVESTOR NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
CHESAPEAKE FUNDING LLC
SERIES 2009-1 FLOATING RATE ASSET BACKED INVESTOR NOTES

CHESAPEAKE FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                                        ] Dollars, which amount shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Series 2009-1 Investor Note shall be due on the Final Maturity Date. However, principal with respect to the Series 2009-1 Investor Notes may be paid earlier under certain limited circumstances described in the Indenture. The Issuer will pay interest on this Series 2009-1 Investor Note for each Series 2009-1 Interest Period, in accordance with the terms of the Indenture, at the Series 2009-1 Note Rate for such Interest Period. Each “Series 2009-1 Interest Period” will be a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2009-1 Interest Period shall commence on and include the Series 2009-1 Closing Date and end on and include July 15, 2009. Such principal of and interest on this Series 2009-1 Investor Note shall be paid in the manner specified on the reverse hereof and in the Indenture.
     The principal of and interest on this Series 2009-1 Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Series 2009-1 Investor Note shall be applied as provided in the Indenture. This Series 2009-1 Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services, LLC (“VMS”) or any affiliate of VMS other than the Issuer.
     Reference is made to the further provisions of this Series 2009-1 Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Series 2009-1 Investor Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Series 2009-1 Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: The Bank of New York Mellon, 101 Barclay Street, Floor 4W, New York, New York 10286 Attention: Structured Finance Services – Chesapeake Funding, Series 2009-1. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.
     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Series 2009-1 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-3-2

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.
Date:

CHESAPEAKE FUNDING LLC
By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This is one of the Series 2009-1 Investor Notes issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Indenture Trustee
By:
Authorized Signatory

A-3-3

[REVERSE OF SERIES 2009-1 INVESTOR NOTE]
          This Series 2009-1 Investor Note is one of a duly authorized issue of Series 2009-1 Investor Notes of the Issuer designated its Series 2009-1 Floating Rate Asset Backed Investor Notes (herein called the “Series 2009-1 Investor Notes”), all issued under (i) an Amended and Restated Base Indenture dated as of December 17, 2008 (such Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 2009-1 Indenture Supplement dated as of June 9, 2009 (the “Series 2009-1 Indenture Supplement”) between the Issuer and the Indenture Trustee. The Base Indenture and the Series 2009-1 Indenture Supplement are referred to herein as the “Indenture”. The Series 2009-1 Investor Notes are subject to all terms of the Indenture. All terms used in this Series 2009-1 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.
          The Series 2009-1 Notes are and will be secured by the Series 2009-1 Collateral pledged as security therefor as provided in the Indenture and the Series 2009-1 Indenture Supplement.
          Principal of the Series 2009-1 Investor Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. “Payment Date” means the 15th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing July 15, 2009.
          The entire unpaid principal amount of this Series 2009-1 Investor Note shall be due and payable on the Final Maturity Date. Notwithstanding the foregoing, principal on the Series 2009-1 Investor Notes will be paid earlier during the Series 2009-1 Amortization Period as described in the Indenture. All principal payments on the Series 2009-1 Investor Notes shall be made pro rata to the Series 2009-1 Investor Noteholders entitled thereto.
          The Issuer will have the option to prepay the Series 2009-1 Investor Notes, in whole but not in part, on any Payment Date on or after the Payment Date on which the Series 2009-1 Invested Amount is less than or equal to 10% of the Series 2009-1 Initial Invested Amount. The prepayment price for the Series 2009-1 Investor Notes will be equal to the amount set forth in the Indenture.
          Interest will accrue on this Series 2009-1 Investor Notes for each Series 2009-1 Interest Period at a rate equal to (i) with respect to the initial Series 2009-1 Interest Period, [***]% per annum and (ii) with respect to each Series 2009-1 Interest Period thereafter, a rate per annum equal to One-Month LIBOR for such Series 2009-1 Interest Period plus [***]% per annum (the “Series 2009-1 Note Rate”). “One-Month LIBOR” means, for each Series 2009-1 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month that appears Bloomberg Screen BTMM Page under the heading “LIBOR FIX BBAM” as of 11:00 A.M., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the Bloomberg Screen BTMM Page, One-Month LIBOR will mean, for such

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

A-3-4

2009-1 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 A.M., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2009-1 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 A.M., New York City time, on the first day of such Series 2009-1 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2009-1 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2009-1 Interest Period.
          The Issuer shall pay interest on overdue installments of interest at the Series 2009-1 Note Rate to the extent lawful.
          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Series 2009-1 Investor Note may be registered on the Note Register upon surrender of this Series 2009-1 Investor Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series 2009-1 Investor Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Series 2009-1 Investor Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.
          The Issuer and the Indenture Trustee covenant and agree in the Series 2009-1 Indenture Supplement and, by acquiring a Series 2009-1 Investor Note or an interest therein, each Series 2009-1 Investor Noteholder and each Series 2009-1 Investor Note Owner hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, Holdings, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.
          Each Series 2009-1 Investor Noteholder, by acceptance of a Series 2009-1 Investor Note or, in the case of a Series 2009-1 Investor Note Owner, a beneficial interest in a Series 2009-1 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be

A-3-5

enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.
          Each Series 2009-1 Investor Noteholder or Series 2009-1 Investor Note Owner, by acceptance of a Series 2009-1 Investor Note or, in the case of a Series 2009-1 Investor Note Owner, a beneficial interest in a Series 2009-1 Investor Note, covenants and agrees that by accepting the benefits of the Indenture that such Series 2009-1 Investor Noteholder or Series 2009-1 Investor Note Owner will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.
          It is the intent of the Issuer, each Series 2009-1 Investor Noteholder and each Series 2009-1 Investor Note Owner that, for federal, state and local income and franchise tax purposes only, the Series 2009-1 Investor Notes will evidence indebtedness of the Issuer secured by the Series 2009-1 Collateral. Each Series 2009-1 Investor Noteholder and each Series 2009-1 Investor Note Owner, by the acceptance of this Series 2009-1 Investor Note, agrees to treat this Series 2009-1 Investor Note for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer.

A-3-6

          Each Holder of this Series 2009-1 Investor Note shall provide to the Indenture Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute), with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Series 2009-1 Investor Note is a non-U.S. person and providing the Holder’s name and address. If the information provided in the statement changes, the Holder of this Series 2009-1 Investor Note shall so inform the Indenture Trustee within 30 days of such change.
          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 2009-1 Investor Notes under the Indenture at any time by the Issuer with the consent of the Holders of a Majority in Interest of the Series 2009-1 Investor Notes affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2009-1 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 2009-1 Investor Notes, on behalf of the Holders of all the Series 2009-1 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Series 2009-1 Investor Note (or any one or more predecessor Series 2009-1 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Series 2009-1 Investor Note and of any Series 2009-1 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series 2009-1 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2009-1 Investor Notes issued thereunder.
          The term “Issuer” as used in this Series 2009-1 Investor Note includes any successor to the Issuer under the Indenture.
          The Series 2009-1 Investor Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.
          This Series 2009-1 Investor Note and the Indenture shall be governed by, and construed in accordance with, the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.
          No reference herein to the Indenture and no provision of this Series 2009-1 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Series 2009-1 Investor Note at the times, place and rate, and in the coin or currency herein prescribed.
          Interests in this Permanent Global Series 2009-1 Investor Note will be transferable in accordance with the rules and procedures for the time being of Clearstream Banking, société anonyme (“Clearstream”), or Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”). Euroclear and Clearstream will be treated by the Indenture Trustee and any paying agent as the holder of the Series 2009-1 Investor Notes. For purposes of this Permanent Global Series 2009-1 Investor Note, the securities account records of Euroclear

A-3-7

or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Series 2009-1 Investor Notes and of the principal amount of Series 2009-1 Investor Notes represented by this Permanent Global Series 2009-1 Investor Note credited to the securities accounts of such holders of Series 2009-1 Investor Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Series 2009-1 Investor Note or Series 2009-1 Investor Notes credited to the securities account of such holder and stating the principal amount of such Series 2009-1 Investor Note or Series 2009-1 Investor Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Series 2009-1 Investor Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Series 2009-1 Investor Note represented by this Permanent Global Series 2009-1 Investor Note which is credited to such holder’s securities account with Euroclear or Clearstream without the production of this Permanent Global Series 2009-1 Investor Note.
          Interests in this Permanent Global Series 2009-1 Investor Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Series 2009-1 Investor Note provided that such transfer or exchange complies with Section 6.5 of the Series 2009-1 Indenture Supplement. Interests in this Permanent Global Series 2009-1 Investor Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

A-3-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                    (name and address of assignee)
the within Series 2009-1 Investor Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Series 2009-1 Investor Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[3]

Signature Guaranteed:

3/	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Series 2009-1 Investor Note, without alteration, enlargement or any change whatsoever.

A-3-9

EXHIBIT B-1
[FORM OF CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM RESTRICTED GLOBAL NOTE
TO TEMPORARY GLOBAL NOTE]
(exchanges or transfers pursuant to Section
6.5(c) of the Series 2009-1 Indenture Supplement)
The Bank of New York Mellon,
as Transfer Agent and Registrar
2001 Bryan Street, 9th Floor
Dallas, Texas 75201
Attention: Structured Finance Services – Chesapeake Funding, Series 2009-1
Re: Chesapeake Funding LLC
Series 2009-1 Floating Rate Asset Backed Investor Notes
Reference is hereby made to the Series 2009-1 Indenture Supplement, dated as of June 9, 2009 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Indenture Supplement”; terms defined therein being used herein as therein defined), between Chesapeake Funding LLC (the “Issuer”) and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008 (as amended or modified from time to time, the “Base Indenture” and, together with the Indenture Supplement, the “Indenture”), between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US$                     principal amount of the Restricted Global Note (the “Restricted Global Note”) of the Series 2009-1 Floating Rate Asset Backed Notes (the “Notes”) (CUSIP No. [ ]), held with DTC in the name of [transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of such interest for an interest in the Temporary Global Note of the Series 2009-1 Floating Rate Asset Backed Notes (ISIN No. [ ]) to be held with [Euroclear] [Clearstream] (Common Code No. [ ]) through DTC. If this is a partial transfer, a minimum amount of US$200,000 or any integral multiple of US$1,000 in excess thereof of the Restricted Global Note will remain outstanding.
In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and pursuant to and in accordance with Rule 904 of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:
(1) the offer of the Notes was not made to a person in the United States;

B-1-1

(2) either (a) at the time the buy order was originated the transferee was outside the United States or the Transferor or any person acting on the Transferor’s behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on behalf of the Transferor knows that the transaction was pre-arranged with a buyer in the United States;
(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and
(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.
This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer and the Indenture Trustee.

[Insert name of Transferor]

By:

Name:
Title:
Dated:

cc:	Chesapeake Funding LLC 940 Ridgebrook Road Sparks, Maryland 21152 Attention: General Counsel

B-1-2

EXHIBIT B-2
[FORM OF CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM RESTRICTED GLOBAL NOTE
TO PERMANENT GLOBAL NOTE]
(exchanges or transfers pursuant to Section
6.5(d) of the Series 2009-1 Indenture Supplement)
The Bank of New York Mellon,
as Transfer Agent and Registrar
2001 Bryan Street, 9th Floor
Dallas, Texas 75201
Attention: Structured Finance Services – Chesapeake Funding, Series 2009-1
Re: Chesapeake Funding LLC
Series 2009-1 Floating Rate Asset Backed Investor Notes
Reference is hereby made to the Series 2009-1 Indenture Supplement, dated as of June 9, 2009 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Indenture Supplement”; terms defined therein being used herein as therein defined), between Chesapeake Funding LLC (the “Issuer”) and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008 (as amended or modified from time to time, the “Base Indenture” and, together with the Indenture Supplement, the “Indenture”), between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US$                     principal amount of the Restricted Global Note (the “Restricted Global Note”) of the Series 2009-1 Floating Rate Asset Backed Notes (the “Notes”) (CUSIP No. [     ]), held with DTC in the name of [transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of such interest for an interest in the Permanent Global Note of the Series 2009-1 Floating Rate Asset Backed Notes (ISIN No. [     ]) to be held with [Euroclear] [Clearstream] (Common Code No. [     ]) through DTC. If this is a partial transfer, a minimum amount of US$200,000 or any integral multiple of US$1,000 in excess thereof of the Restricted Global Note will remain outstanding.
In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and (i) with respect to transfers made in reliance upon Rule 904 of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Transferor does hereby certify that:
(1) the offer of the Notes was not made to a person in the United States;

B-2-1

(2) either (a) at the time the buy order was originated the transferee was outside the United States or the Transferor or any person acting on the Transferor’s behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on behalf of the Transferor knows that the transaction was pre-arranged with a buyer in the United States;
(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and
(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;
and (ii) with respect to transfers made in reliance upon Rule 144 under the Securities Act, the Transferor hereby certifies that the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act.
This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer and the Indenture Trustee.

[Insert name of Transferor]

By:

Name:
Title:
Dated:

cc:	Chesapeake Funding LLC 940 Ridgebrook Road Sparks, Maryland 21152 Attention: General Counsel

B-2-2

EXHIBIT B-3
[FORM OF CERTIFICATE FOR TRANSFER OR
EXCHANGE FROM
TEMPORARY GLOBAL NOTE
TO RESTRICTED GLOBAL NOTE]
(exchanges or transfers pursuant to
Section 6.5(e) of the Series 2009-1 Indenture Supplement)
The Bank of New York Mellon,
as Transfer Agent and Registrar
2001 Bryan Street, 9th Floor
Dallas, Texas 75201
Attention: Structured Finance Services — Chesapeake Funding, Series 2009-1
Re:      Chesapeake Funding LLC
Series 2009-1 Floating Rate Asset Backed Investor Notes
Reference is hereby made to the Series 2009-1 Indenture Supplement, dated as of June 9, 2009 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Indenture Supplement”; terms defined therein being used herein as therein defined), between Chesapeake Funding LLC (the “Issuer”) and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008 (as amended or modified from time to time, the “Base Indenture” and, together with the Indenture Supplement, the “Indenture”), between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US$                     principal amount of the Temporary Global Note (the “Temporary Global Note”) of the Series 2009-1 Floating Rate Asset Backed Notes (the “Notes”) (ISIN No. [                ]) held with [Euroclear] [Clearstream] (Common Code No. [           ]) through DTC in the name of [transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of such interest for an interest in the Restricted Global Note of the Series 2009-1 Floating Rate Asset Backed Notes (CUSIP No. [               ]) to be held with DTC. If this is a partial transfer, a minimum amount of US$200,000 or any integral multiple of US$1,000 in excess thereof of the Temporary Global Note will remain outstanding.
In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the Certificates for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer”

B-3-1

within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.
This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer and the Indenture Trustee.

[Insert name of Transferor]
By:
Name:
Title:

Dated:

cc:	Chesapeake Funding LLC 940 Ridgebrook Road Sparks, Maryland 21152 Attention: General Counsel

B-3-2

EXHIBIT B-4
[FORM OF CLEARING HOUSE SYSTEM CERTIFICATE]
(exchanges pursuant to Section 6.3
of the Series 2009-1 Indenture Supplement)
Chesapeake Funding LLC
940 Ridgebrook Road
Sparks, Maryland 21152
Attention: General Counsel
The Bank of New York Mellon,
as Transfer Agent and Registrar
2001 Bryan Street, 9th Floor
Dallas, Texas 75201
Attention: Structured Finance Services — Chesapeake Funding, Series 2009-1
Re:      Chesapeake Funding LLC
Series 2009-1 Floating Rate Asset Backed Investor Notes
Reference is hereby made to the Series 2009-1 Indenture Supplement, dated as of June 9, 2009 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Indenture Supplement”; terms defined therein being used herein as therein defined), between Chesapeake Funding LLC (the “Issuer”) and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008 (as amended or modified from time to time, the “Base Indenture” and, together with the Indenture Supplement, the “Indenture”), between the Issuer and the Indenture Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This is to certify that we have received certificates substantially to the effect set forth in Exhibit B-5 to the Indenture Supplement in writing, by tested telex or electronic transmissions from Persons appearing in our records as being entitled to a portion of the original principal amount of the Series 2009-1 Investor Notes equal to, as of the date hereof, U.S. $[                    ] (our “Noteholders”). Series 2009-1 Investor Noteholders of such portion of the original principal amount of the Series 2009-1 Investor Notes have requested that their beneficial interest in such Series 2009-1 Investor Notes be exchanged from the Temporary Global Note to the Permanent Global Note.
We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Global Note except as set forth in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Noteholders to the effect that the statements made by such Noteholder with respect to any portion of the part submitted herewith

B-4-1

for exchange are no longer true and cannot be relied upon as of the date hereof. We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.
Dated: [                    ]

[EUROCLEAR BANK S.A./N.V., as operator of the Euroclear System]
By:
Name:
Title:

[CLEARSTREAM BANKING, société anonyme]
By:
Name:
Title:

B-4-2

EXHIBIT B-5
[FORM OF CERTIFICATE FOR TRANSFER OR
EXCHANGE FROM
TEMPORARY GLOBAL NOTE
TO PERMANENT GLOBAL NOTE]
(exchanges pursuant to Section 6.3
of the Series 2009-1 Indenture Supplement)
Re:      Chesapeake Funding LLC
Series 2009-1 Floating Rate Asset Backed Investor Notes
If the Series 2009-1 Investor Notes are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended (the “Act”), then this is to certify that, except as set forth below, the Series 2009-1 Investor Notes are beneficially owned by (a) non-U.S. persons or (b) U.S. persons who purchased the Series 2009-1 Investor Notes in transactions which did not require registration under the Act. As used in this paragraph, the terms “U.S. person” has the meaning given to it by Regulation S under the Act.
As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.
We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Series 2009-1 Investor Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.
This certification excepts and does not relate to U.S.$[                    ] of such interest in the above Series 2009-1 Investor Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of interests in the Permanent Global Note (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.
We hereby request that with the exception of the interests stated in the prior paragraph, our beneficial interest in the Series 2009-1 Investor Notes be exchanged from Temporary Global Note to Permanent Global Note.
We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is

B-5-1

or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.
Date: [                                        ]*

By:
As, or as agent for, the beneficial owner(s) of the Series 2009-1 Investor Notes to which this certificate relates.

*	Not earlier than fifteen (15) days prior to the certification event to which the certification relates.

B-5-2

EXHIBIT C
Form of Monthly Settlement Statement

C-1

EXHIBIT D
Form of Lease Rate Cap

D-1